UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-6454

Fidelity Municipal Trust II

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210

 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2016

Item 1.

Reports to Stockholders

Fidelity® Ohio Municipal Income Fund Fidelity® Ohio Municipal Money Market Fund Annual Report December 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Fidelity® Ohio Municipal Income Fund
Investment Summary
Investments
Financial Statements
Fidelity® Ohio Municipal Money Market Fund
Investment Summary/Performance
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

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Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Fidelity® Ohio Municipal Income Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Past 10 years
Fidelity® Ohio Municipal Income Fund	0.19%	3.62%	4.22%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Ohio Municipal Income Fund on December 31, 2006.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Municipal Bond Index performed over the same period.

Period Ending Values
$15,120	Fidelity® Ohio Municipal Income Fund
$15,158	Bloomberg Barclays Municipal Bond Index

Effective August 24, 2016, all Barclays benchmark indices were co-branded as the Bloomberg Barclays Indices for a period of five years.

Fidelity® Ohio Municipal Income Fund

Management's Discussion of Fund Performance

Market Recap:  For the 12 months ending December 31, 2016, tax-exempt bonds eked out only a 0.25% return, according to the Bloomberg Barclays Municipal Bond Index. For much of the period, fairly strong demand and a stable credit environment for state and local governments drove moderate muni returns. But a downward trend began in September and steepened through November – the worst month for the muni market since 2008 – as investors became concerned about U.S. President-elect Donald Trump’s expansionary fiscal policy ambitions, inflation and the potential for tax reform to impair tax-exempt bond valuations. Further, some theorized that changes to or repeal of the Affordable Care Act by the incoming administration and a Republican-controlled Congress may affect the prices of muni bonds issued by hospitals. Muni bonds also were hurt by market anticipation of a quarter-point increase in policy interest rates, which happened in December. At year-end, concerns about unfunded pension liabilities generally are compartmentalized to certain issuers. Looking ahead, we think the U.S. Federal Reserve is likely to raise policy interest rates further in 2017, perhaps in multiple stages.

Comments from Co-Portfolio Manager Cormac Cullen:  For the year, the fund rose 0.19%, modestly lagging, net of fees, the 0.51% return of the Bloomberg Barclays Ohio 4+ Year Enhanced Municipal Bond Index. The portfolio managers continued to focus on long-term objectives by seeking to generate attractive tax-exempt income and competitive risk-adjusted returns over time. The manner in which the fund’s investments were spread across bonds with various maturities – known as yield curve positioning – was the main drag on our relative result. The fund was bulleted, meaning it was more heavily concentrated in bonds in the intermediate-maturity range, reflecting what we viewed as the attractive valuations of these securities. However, bonds in this range underperformed most relative to shorter- and longer-term alternatives. In contrast, relative performance was helped by our overweighting in lower-rated investment-grade bonds, particularly those in the health care sector. These securities – rated A and BBB – attracted heavy demand from yield-seeking investors throughout much of the year. Coupled with the comparatively high level of income they generated, they outperformed high-quality securities, in which the fund had an underweighting for the period overall.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On May 2, 2016, Cormac Cullen, Kevin Ramundo and Mark Sommer became Co-Managers of the fund, succeeding Portfolio Manager Jamie Pagliocco.

Fidelity® Ohio Municipal Income Fund

Investment Summary (Unaudited)

Top Five Sectors as of December 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	29.8	32.2
Health Care	26.6	21.3
Education	21.7	21.0
Water & Sewer	7.6	5.5
Electric Utilities	4.7	5.4

Quality Diversification (% of fund's net assets)

As of December 31, 2016
AAA	9.4%
AA,A	85.1%
BBB	4.1%
BB and Below	0.3%
Not Rated	1.2%
Short-Term Investments and Net Other Assets*	(0.1)%

 * Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

As of June 30, 2016
AAA	8.0%
AA,A	89.0%
BBB	2.3%
BB and Below	0.8%
Not Rated	0.1%
Short-Term Investments and Net Other Assets*	(0.2)%

 * Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Fidelity® Ohio Municipal Income Fund

Investments December 31, 2016

Showing Percentage of Net Assets

Municipal Bonds - 100.1%
	Principal Amount	Value
Guam - 1.6%
Guam Gov't. Ltd. Oblig. Rev. Series 2016 A:
5% 12/1/21	$2,000,000	$2,196,280
5% 12/1/28	2,500,000	2,748,075
5% 12/1/32	2,500,000	2,698,600
Guam Int'l. Arpt. Auth. Rev. Series 2013 C:
5% 10/1/18 (a)	950,000	993,624
6.25% 10/1/34 (a)	900,000	1,025,640
Guam Pwr. Auth. Rev. Series 2012 A, 5% 10/1/23 (FSA Insured)	1,000,000	1,125,780

TOTAL GUAM		10,787,999

Ohio - 98.5%
Akron Bath Copley Hosp. District Rev.:
(Children's Hosp. Med. Ctr. Proj.):
Series 2012 5% 11/15/22	1,000,000	1,133,800
Series 2012, 5% 11/15/23	3,245,000	3,658,251
Series 2016:
5% 11/15/22	1,000,000	1,105,030
5.25% 11/15/34	1,500,000	1,628,550
5.25% 11/15/41	5,295,000	5,673,540
Allen County Hosp. Facilities Rev. (Catholic Healthcare Partners Proj.) Series 2010 B, 5.25% 9/1/27	5,000,000	5,560,600
American Muni. Pwr., Inc. Rev.:
(AMP Freemont Energy Ctr. Proj.):
Series 2012 B, 5.25% 2/15/26	6,875,000	7,759,056
Series 2012, 5.25% 2/15/28	8,040,000	9,036,960
(Prairie State Energy Campus Proj.) Series 2015:
5% 2/15/28	3,995,000	4,503,124
5% 2/15/42	3,000,000	3,249,570
5% 2/15/38	240,000	247,788
Beavercreek City School District Series 2015:
5% 12/1/28	1,500,000	1,752,225
5% 12/1/29	1,500,000	1,745,250
Bowling Green Univ. Gen. Receipts Series 2016 A:
5% 6/1/42	1,000,000	1,113,080
5% 6/1/44	6,080,000	6,757,677
Buckeye Tobacco Settlement Fing. Auth. Series 2007 A1, 5% 6/1/17	3,240,000	3,289,896
Butler County Hosp. Facilities Rev.:
(Kettering Health Network Obligated Group Proj.) Series 2011, 6.375% 4/1/36	5,030,000	5,745,920
(UC Health Proj.) Series 2010, 5.5% 11/1/40 (Pre-Refunded to 11/1/40 @ 100)	3,050,000	3,388,520
Series 2016 X:
5% 5/15/31	3,225,000	3,807,338
5% 5/15/32	3,950,000	4,669,927
Series 2016, 5% 11/15/45	4,500,000	4,863,510
Cincinnati City School District Ctfs. of Prtn. (Cincinnati City School District School Impt. Proj.) 5% 12/15/26	4,000,000	4,607,480
Cincinnati Gen. Oblig. Series 2015, 5.25% 12/1/29	4,285,000	5,169,638
Cincinnati Wtr. Sys. Rev.:
Series 2015 A:
5% 12/1/40	3,260,000	3,719,627
5% 12/1/45	1,665,000	1,892,839
Series A, 5% 12/1/36	1,700,000	1,915,101
Cleveland Gen. Oblig.:
Series 2005, 5.5% 10/1/20 (AMBAC Insured)	7,350,000	8,303,222
Series 2012, 5% 12/1/25	2,350,000	2,688,682
Series 2015:
5% 12/1/26	1,500,000	1,759,770
5% 12/1/27	2,000,000	2,339,480
5% 12/1/29	1,250,000	1,450,438
Series C:
5.25% 11/15/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,100,000	1,235,663
5.25% 11/15/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,145,000	1,306,834
5.25% 11/15/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,210,000	1,406,081
5.25% 11/15/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,885,000	2,221,623
Cleveland Heights & Univ. Heights County School District Series 2014, 4.5% 12/1/47	3,000,000	3,151,380
Cleveland Muni. School District:
Series 2013, 5% 12/1/24	1,255,000	1,446,337
Series 2015 A:
5% 12/1/24	3,725,000	4,308,745
5% 12/1/27	1,750,000	2,007,425
Cleveland Ohio Wtr. Poll. Ctl. Rev. Series 2016:
5% 11/15/34	1,190,000	1,352,126
5% 11/15/35	1,245,000	1,408,456
5% 11/15/36	450,000	507,974
5% 11/15/45	2,000,000	2,236,480
Cleveland Parking Facilities Rev. 5.25% 9/15/17 (FSA Insured)	3,040,000	3,126,762
Cleveland Pub. Pwr. Sys. Rev. Series 2016 A, 5% 11/15/22 (FSA Insured)	3,970,000	4,477,842
Cleveland State Univ. Gen. Receipts Series 2012:
5% 6/1/24	1,920,000	2,166,758
5% 6/1/25	2,500,000	2,820,050
5% 6/1/26	3,075,000	3,467,124
Cleveland Wtr. Rev.:
Series 2012 X, 5% 1/1/42	5,465,000	5,986,525
Series 2015 Y:
4% 1/1/28	650,000	691,548
4% 1/1/29	1,040,000	1,099,072
4% 1/1/30	1,000,000	1,052,950
Cleveland-Cuyahoga County Port Auth. Dev. Lease Rev. (Administrative Headquarters Proj.) Series 2013, 5% 7/1/37	3,000,000	3,566,790
Columbus City School District:
5% 12/1/30	5,000,000	5,890,350
5% 12/1/31	5,000,000	5,840,850
Columbus Gen. Oblig.:
Series 2012 A, 4% 2/15/27	10,000,000	10,824,100
Series 2014 A, 4% 2/15/28	5,000,000	5,455,100
Columbus Metropolitan Library Facility Series 2012 1:
5% 12/1/23	530,000	593,892
5% 12/1/23 (Pre-Refunded to 12/1/20 @ 100)	470,000	526,847
Cuyahoga County Gen. Oblig. Series 2012 A:
4% 12/1/27	1,575,000	1,676,871
5% 12/1/25	765,000	856,609
Dayton Gen. Oblig.:
4% 12/1/22	750,000	810,180
4% 12/1/25	1,540,000	1,649,140
Dublin Gen. Oblig.:
4% 12/1/27	500,000	549,475
4% 12/1/28	395,000	432,126
Fairfield County Hosp. Facilities Rev. (Fairfield Med. Ctr. Proj.) Series 2013, 5.25% 6/15/43	5,000,000	5,261,900
Fairview Park Gen. Oblig. Series 2012:
4% 12/1/22	1,225,000	1,345,761
4% 12/1/23	1,395,000	1,536,579
4% 12/1/24	1,490,000	1,633,413
Forest Hills Local School District Series 2015, 5% 12/1/46	5,000,000	5,594,450
Franklin County Convention Facilities Auth. Tax & Lease Rev. Series 2014:
5% 12/1/25	1,250,000	1,468,963
5% 12/1/26	3,045,000	3,566,487
5% 12/1/32	5,920,000	6,761,054
Franklin County Hosp. Facilities Rev.:
(Nationwide Children's Hosp. Proj.) Series 2009, 5.25% 11/1/40 (Pre-Refunded to 11/1/19 @ 100)	5,000,000	5,511,750
Series 2016 C:
4% 11/1/40	3,000,000	3,012,480
5% 11/1/33	2,610,000	2,975,739
5% 11/1/34	2,155,000	2,444,912
Granville Exempted Village School District:
5% 12/1/26	1,720,000	2,032,748
5% 12/1/27	1,165,000	1,369,772
5% 12/1/30	1,130,000	1,310,235
5% 12/1/31	600,000	692,652
Greater Cleveland Reg'l. Transit Auth. Series 2012:
5% 12/1/23	660,000	752,730
5% 12/1/23 (Pre-Refunded to 12/1/21 @ 100)	340,000	388,283
5% 12/1/24	1,185,000	1,350,900
5% 12/1/24 (Pre-Refunded to 12/1/21 @ 100)	615,000	702,336
5% 12/1/25 (Pre-Refunded to 12/1/21 @ 100)	1,170,000	1,342,049
Hamilton City School District Series 2015:
3.5% 12/1/31	1,500,000	1,503,060
5% 12/1/26	1,500,000	1,744,080
5% 12/1/28	1,550,000	1,790,281
Hamilton County Convention Facilities Auth. Rev. Series 2014:
5% 12/1/26	1,000,000	1,129,870
5% 12/1/27	3,825,000	4,303,928
Hamilton County HealthCare Facilities Rev. (The Christ Hosp. Proj.) Series 2012:
5.25% 6/1/24	3,000,000	3,413,010
5.25% 6/1/27	3,000,000	3,395,190
Hamilton County Healthcare Rev. (Life Enriching Cmntys. Proj.) Series 2016:
5% 1/1/31	1,350,000	1,390,392
5% 1/1/36	2,800,000	2,830,296
Hamilton County Hosp. Facilities Rev. (Children's Hosp. Med. Ctr. Proj.) Series 2014 S, 5% 5/15/26	5,000,000	5,810,000
Hamilton County Student Hsg. Rev. (Stratford Heights Proj.) Series 2010, 5% 6/1/30 (FSA Insured)	2,500,000	2,710,425
Hancock County Hosp. Facilities Rev. (Blanchard Valley Reg'l. Health Ctr. Proj.) Series 2011 A:
5% 12/1/21	1,500,000	1,665,405
6.25% 12/1/34	4,100,000	4,709,793
Kent State Univ. Revs.:
Series 2009 B:
5% 5/1/26	335,000	358,869
5% 5/1/28	415,000	443,689
5% 5/1/29	85,000	90,816
5% 5/1/30	95,000	101,432
Series 2012 A:
5% 5/1/24	1,385,000	1,565,341
5% 5/1/25	1,500,000	1,688,925
5% 5/1/26	1,600,000	1,795,584
Series 2016:
5% 5/1/29	2,000,000	2,349,780
5% 5/1/30	1,000,000	1,169,530
Kettering City School District Series 2017:
5% 12/1/17 (b)	2,100,000	2,153,193
5% 12/1/19 (b)	1,450,000	1,563,492
5% 12/1/21 (b)	1,775,000	1,979,427
5% 12/1/23 (b)	1,255,000	1,434,063
5% 12/1/25 (b)	1,080,000	1,254,733
Lake County Hosp. Facilities Rev.:
(Lake Hosp. Sys., Inc. Proj.) Series 2008 C, 5% 8/15/17	1,000,000	1,023,490
Series 2015:
5% 8/15/27	770,000	876,060
5% 8/15/45	7,000,000	7,617,050
Lakewood City School District Series 2014 C:
5% 12/1/25	1,300,000	1,527,721
5% 12/1/27	3,215,000	3,735,669
Lancaster Ohio City School District Series 2012:
5% 10/1/37	2,000,000	2,222,720
5% 10/1/49	3,000,000	3,254,700
Lucas County Hosp. Rev.:
(ProMedica Healthcare Oblig. Group Proj.):
Series 2008 D, 5% 11/15/38	1,090,000	1,141,252
Series 2011 A, 6.5% 11/15/37	2,800,000	3,298,316
Series 2011 D:
5% 11/15/22	1,000,000	1,131,840
5% 11/15/25	5,000,000	5,629,650
Lucas-Plaza Hsg. Dev. Corp. Mtg. Rev. (The Plaza Section 8 Assisted Proj.) Series 1991 A, 0% 6/1/24 (Escrowed to Maturity)	9,000,000	7,492,950
Miami Univ. Series 2012, 4% 9/1/28	2,195,000	2,356,793
Miamisburg City School District Series 2016:
4% 12/1/32	510,000	532,532
5% 12/1/28	500,000	581,450
5% 12/1/29	300,000	347,340
Middleburg Heights Hosp. Rev.:
Series 2011, 5.25% 8/1/41	3,000,000	3,208,200
Series 2012 A, 5% 8/1/47	10,725,000	11,387,689
Milford Exempt Village School District Series 2015:
3.5% 12/1/31	500,000	503,980
5% 12/1/28	1,400,000	1,638,364
Montgomery County Rev. (Catholic Health Initiatives Proj.) Series 2008 D, 6.25% 10/1/33	2,500,000	2,684,175
Muskingum County Hosp. Facilities (Genesis Healthcare Sys. Obligated Group Proj.) Series 2013, 5% 2/15/48	2,000,000	2,042,840
North Olmsted City School District Series 2015 A:
5% 12/1/26	665,000	773,029
5% 12/1/27	220,000	255,435
5% 12/1/28	365,000	423,542
5% 12/1/29	500,000	579,160
5% 12/1/30	750,000	866,168
Northeast Ohio Reg'l. Swr. District Wastewtr. Rev. Series 2014, 5% 11/15/44	8,815,000	9,825,463
Northmont City School District Series 2012 A, 5% 11/1/49	5,000,000	5,396,700
Northwest Local School District Series 2015, 5% 12/1/45	2,980,000	3,335,365
Ohio Bldg. Auth. (Adult Correctional Bldg. Fund Proj.) Series 2010 A, 5% 10/1/24	6,030,000	6,689,863
Ohio Gen. Oblig.:
Series 2011, 5.25% 9/1/23 (Pre-Refunded to 9/1/20 @ 100)	2,000,000	2,251,320
Series 2012 A:
5% 2/1/26	1,000,000	1,130,440
5% 2/1/27	5,000,000	5,640,550
Series 2014 C, 4% 3/1/25	7,650,000	8,360,073
Series 2015 C, 5% 11/1/28	5,955,000	7,003,497
Series Q, 5% 4/1/25	1,845,000	2,098,485
5.375% 9/1/23 (Pre-Refunded to 3/1/18 @ 100)	370,000	388,063
Ohio Higher Edl. Facility Commission Rev.:
(Case Western Reserve Univ. Proj.):
Series 1990 B, 6.5% 10/1/20	1,610,000	1,769,986
Series 2016:
5% 12/1/23	1,895,000	2,208,092
5% 12/1/40	2,000,000	2,236,800
(Cleveland Clinic Foundation Proj.) Series 2008 A:
5.25% 1/1/33	1,635,000	1,695,609
5.5% 1/1/43	3,500,000	3,634,435
(Denison Univ. 2015 Proj.):
5% 11/1/28	1,465,000	1,706,286
5% 11/1/29	1,250,000	1,448,825
5% 11/1/30	2,285,000	2,637,461
(Kenyon College 2010 Proj.) Series 2010:
5.25% 7/1/44	875,000	955,526
5.25% 7/1/44 (Pre-Refunded to 7/1/20 @ 100)	1,875,000	2,098,875
(Kenyon College 2015 Proj.) 5% 7/1/41	5,000,000	5,431,850
(Kenyon College 2016 Proj.) Series 2016, 5% 7/1/42	4,000,000	4,416,280
(Univ. Hosp. Health Sys. Proj.) Series 2010 A, 5.25% 1/15/23	2,500,000	2,724,450
(Univ. of Dayton Proj.):
Series 2009, 5.5% 12/1/36	5,000,000	5,345,900
Series 2013:
5% 12/1/23	540,000	617,188
5% 12/1/24	585,000	665,508
5% 12/1/25	1,000,000	1,136,440
5% 12/1/26	1,195,000	1,357,353
5% 12/1/27	2,300,000	2,605,716
(Xavier Univ. Proj.) Series 2015 C:
5% 5/1/26	1,000,000	1,129,780
5% 5/1/28	1,000,000	1,118,930
5% 5/1/29	855,000	952,744
5% 5/1/31	1,005,000	1,110,686
Ohio Hosp. Facilities Rev.:
(Cleveland Clinic Proj.) Series 2009 A, 5.5% 1/1/39	7,000,000	7,499,520
Series 2011 A, 5% 1/1/32	3,500,000	3,839,990
Ohio Hosp. Rev.:
Series 2013 A, 5% 1/15/27	5,000,000	5,620,950
5% 1/15/41	5,000,000	5,395,350
5% 1/15/46	5,000,000	5,375,700
Ohio State Univ. Gen. Receipts:
Series 2010 D, 5% 12/1/31	1,365,000	1,696,736
Series 2012 A, 5% 6/1/24	1,690,000	2,005,371
Series 2013 A:
5% 6/1/28	2,000,000	2,322,460
5% 6/1/38	3,500,000	3,942,015
Ohio Tpk. Commission Tpk. Rev.:
(Infastructure Proj.) Series 2005 A, 0% 2/15/43	10,000,000	3,456,600
Series 2010 A, 5% 2/15/31	5,475,000	5,952,365
Ohio Univ. Gen. Receipts Athens:
Series 2013:
5% 12/1/23	1,000,000	1,150,070
5% 12/1/24	5,075,000	5,830,515
Series A, 5% 12/1/33 (FSA Insured)	1,190,000	1,242,086
Ohio Wtr. Dev. Auth. Rev.:
(Fresh Wtr. Impt. Proj.) Series 2009 B, 5% 12/1/24	1,025,000	1,219,350
Series 2016:
5% 12/1/35	5,500,000	6,395,455
5% 12/1/36	5,000,000	5,800,200
5% 12/1/37	3,500,000	4,050,410
Olentangy Local School District:
5% 12/1/30	1,500,000	1,771,440
5% 12/1/32	1,275,000	1,492,515
Princeton City School District Series 2014:
0% 12/1/40	4,000,000	1,544,680
0% 12/1/41	4,000,000	1,477,200
5% 12/1/39	2,750,000	3,132,388
Reynoldsburg City School District:
(School Facilities Construction & Impt. Proj.) 0% 12/1/17	1,250,000	1,233,638
4% 12/1/30	4,625,000	4,885,203
Ross County Hosp. Facilities Rev. (Adena Health Sys. Proj.) Series 2008, 5.75% 12/1/35	2,600,000	2,778,308
Scioto County Hosp. Facilities Rev. Series 2016:
5% 2/15/28	5,030,000	5,796,321
5% 2/15/30	2,145,000	2,437,085
5% 2/15/32	1,625,000	1,829,896
5% 2/15/33	1,460,000	1,636,791
5% 2/15/34	1,000,000	1,116,120
South-Western City School District Franklin & Pickway County Series 2012 B, 5% 12/1/36	2,000,000	2,212,900
Springboro Cmnty. City School District 5.25% 12/1/20 (FSA Insured)	2,780,000	3,113,322
St. Marys City School District 5% 12/1/35 (Pre-Refunded to 6/1/18 @ 100)	495,000	521,631
Toledo Gen. Oblig. Series 2012 A, 5% 12/1/20	1,635,000	1,801,525
Univ. of Akron Gen. Receipts Series 2016 A:
5% 1/1/23	460,000	527,450
5% 1/1/24	955,000	1,103,254
5% 1/1/25	1,025,000	1,187,012
5% 1/1/33	7,430,000	8,355,184
5% 1/1/37	6,000,000	6,654,840
Univ. of Cincinnati Gen. Receipts:
Series 2010 F, 5% 6/1/32	2,000,000	2,206,080
Series 2012 A:
5% 6/1/22	2,000,000	2,298,200
5% 6/1/23	2,000,000	2,287,180
Series 2012 C:
4% 6/1/28	2,000,000	2,153,460
5% 6/1/24	1,230,000	1,420,466
Series 2013 A:
5% 6/1/33	4,085,000	4,585,617
5% 6/1/34	5,130,000	5,739,598
Series 2016 A:
5% 6/1/32	745,000	864,312
5% 6/1/33	800,000	923,872
5% 6/1/34	585,000	672,487
Series 2016 C:
5% 6/1/41	2,585,000	2,917,715
5% 6/1/46	5,500,000	6,184,310
Willoughby-Eastlake City School District Series 2016, 5% 12/1/46	4,000,000	4,471,800
Wood County Hosp. Facilities Rev. (Hosp. Proj.) Series 2012, 5% 12/1/27	3,500,000	3,791,410
Wright State Univ. Gen. Receipts Series 2011 A, 5% 5/1/23	2,665,000	2,958,203

TOTAL OHIO		647,220,981

TOTAL MUNICIPAL BONDS
(Cost $645,465,221)		658,008,980
TOTAL INVESTMENT PORTFOLIO - 100.1%
(Cost $645,465,221)		658,008,980
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(904,308)
NET ASSETS - 100%		$657,104,672

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

General Obligations	29.8%
Health Care	26.6%
Education	21.7%
Water & Sewer	7.6%
Others* (Individually Less Than 5%)	14.3%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Fidelity® Ohio Municipal Income Fund

Financial Statements

Statement of Assets and Liabilities

		December 31, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $645,465,221)		$658,008,980
Cash		3,156,723
Receivable for fund shares sold		1,393,829
Interest receivable		5,912,307
Prepaid expenses		1,318
Other receivables		1,884
Total assets		668,475,041
Liabilities
Payable for investments purchased on a delayed delivery basis	$8,659,019
Payable for fund shares redeemed	1,767,894
Distributions payable	636,284
Accrued management fee	198,370
Other affiliated payables	61,771
Other payables and accrued expenses	47,031
Total liabilities		11,370,369
Net Assets		$657,104,672
Net Assets consist of:
Paid in capital		$643,215,385
Undistributed net investment income		87,532
Accumulated undistributed net realized gain (loss) on investments		1,257,996
Net unrealized appreciation (depreciation) on investments		12,543,759
Net Assets, for 55,154,575 shares outstanding		$657,104,672
Net Asset Value, offering price and redemption price per share ($657,104,672 ÷ 55,154,575 shares)		$11.91

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2016
Investment Income
Interest		$22,048,742
Expenses
Management fee	$2,480,120
Transfer agent fees	575,835
Accounting fees and expenses	158,894
Custodian fees and expenses	5,286
Independent trustees' fees and expenses	3,083
Registration fees	27,053
Audit	57,146
Legal	4,567
Miscellaneous	3,232
Total expenses before reductions	3,315,216
Expense reductions	(7,857)	3,307,359
Net investment income (loss)		18,741,383
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		5,155,783
Total net realized gain (loss)		5,155,783
Change in net unrealized appreciation (depreciation) on investment securities		(23,822,930)
Net gain (loss)		(18,667,147)
Net increase (decrease) in net assets resulting from operations		$74,236

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2016	Year ended December 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$18,741,383	$18,071,800
Net realized gain (loss)	5,155,783	6,373,031
Change in net unrealized appreciation (depreciation)	(23,822,930)	555,975
Net increase (decrease) in net assets resulting from operations	74,236	25,000,806
Distributions to shareholders from net investment income	(18,738,970)	(18,067,795)
Distributions to shareholders from net realized gain	(4,034,669)	(5,977,113)
Total distributions	(22,773,639)	(24,044,908)
Share transactions
Proceeds from sales of shares	149,144,309	88,241,729
Reinvestment of distributions	13,900,966	14,230,292
Cost of shares redeemed	(119,510,180)	(65,862,421)
Net increase (decrease) in net assets resulting from share transactions	43,535,095	36,609,600
Redemption fees	8,229	1,406
Total increase (decrease) in net assets	20,843,921	37,566,904
Net Assets
Beginning of period	636,260,751	598,693,847
End of period	$657,104,672	$636,260,751
Other Information
Undistributed net investment income end of period	$87,532	$102,705
Shares
Sold	12,005,716	7,188,823
Issued in reinvestment of distributions	1,127,125	1,158,778
Redeemed	(9,765,492)	(5,384,173)
Net increase (decrease)	3,367,349	2,963,428

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Ohio Municipal Income Fund

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$12.29	$12.26	$11.48	$12.39	$12.01
Income from Investment Operations
Net investment income (loss)A	.339	.363	.384	.392	.421
Net realized and unrealized gain (loss)	(.308)	.147	.780	(.779)	.426
Total from investment operations	.031	.510	1.164	(.387)	.847
Distributions from net investment income	(.339)	(.363)	(.384)	(.392)	(.420)
Distributions from net realized gain	(.072)	(.117)	–	(.131)	(.047)
Total distributions	(.411)	(.480)	(.384)	(.523)	(.467)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$11.91	$12.29	$12.26	$11.48	$12.39
Total ReturnC	.19%	4.24%	10.26%	(3.16)%	7.14%
Ratios to Average Net AssetsD
Expenses before reductions	.48%	.48%	.48%	.48%	.49%
Expenses net of fee waivers, if any	.48%	.48%	.48%	.48%	.49%
Expenses net of all reductions	.48%	.48%	.48%	.48%	.49%
Net investment income (loss)	2.72%	2.97%	3.20%	3.28%	3.42%
Supplemental Data
Net assets, end of period (000 omitted)	$657,105	$636,261	$598,694	$535,347	$647,324
Portfolio turnover rate	17%	17%	7%	17%	14%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Ohio Municipal Money Market Fund

Investment Summary/Performance (Unaudited)

Effective Maturity Diversification

Days	% of fund's investments 12/31/16	% of fund's investments 6/30/16	% of fund's investments 12/31/15
1 - 7	68.3	68.1	70.9
8 - 30	5.2	6.5	2.2
31 - 60	2.9	3.0	5.5
61 - 90	4.9	7.6	3.5
91 - 180	10.9	4.1	7.2
> 180	7.8	10.7	10.7

Effective maturity is determined in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940.

Asset Allocation (% of fund's net assets)

As of December 31, 2016
Variable Rate Demand Notes (VRDNs)	52.3%
Tender Option Bond	9.0%
Other Municipal Security	32.1%
Investment Companies	5.3%
Net Other Assets (Liabilities)	1.3%

As of June 30, 2016
Variable Rate Demand Notes (VRDNs)	53.9%
Tender Option Bond	5.0%
Other Municipal Security	35.6%
Investment Companies	7.4%
Net Other Assets (Liabilities)*	(1.9)%

 * Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

Current And Historical 7-Day Yields

	12/31/16	9/30/16	6/30/16	3/31/16	12/31/15
Fidelity® Ohio Municipal Money Market Fund	0.29%	0.30%	0.01%	0.01%	0.01%

Yield refers to the income paid by the Fund over a given period. Yields for money market funds are usually for seven-day periods, as they are here, though they are expressed as annual percentage rates. Past performance is no guarantee of future results. Yield will vary and it's possible to lose money investing in the Fund.

Fidelity® Ohio Municipal Money Market Fund

Investments December 31, 2016

Showing Percentage of Net Assets

Variable Rate Demand Note - 52.3%
	Principal Amount	Value
Alabama - 0.1%
Decatur Indl. Dev. Board Exempt Facilities Rev. (Nucor Steel Decatur LLC Proj.) Series 2003 A, 1% 1/6/17, VRDN (a)(b)	$700,000	$700,000
Arkansas - 0.9%
Blytheville Indl. Dev. Rev. (Nucor Corp. Proj.):
Series 1998, 1% 1/6/17, VRDN (a)(b)	400,000	400,000
Series 2002, 1% 1/6/17, VRDN (a)(b)	2,600,000	2,600,000
Osceola Solid Waste Disp. Rev. (Plum Point Energy Associates, LLC Proj.) Series 2006, 0.93% 1/6/17, LOC Royal Bank of Scotland PLC, VRDN (a)(b)	2,100,000	2,100,000
		5,100,000
Delaware - 0.1%
Delaware Econ. Dev. Auth. Rev. (Delmarva Pwr. & Lt. Co. Proj.):
Series 1988, 0.96% 1/3/17, VRDN (a)(b)	300,000	300,000
Series 1993 C, 0.95% 1/6/17, VRDN (b)	200,000	200,000
Series 1994, 0.96% 1/3/17, VRDN (a)(b)	200,000	200,000
		700,000
Georgia - 0.0%
Monroe County Dev. Auth. Poll. Cont. Rev. (Georgia Pwr. Co. Plant Scherer Proj.) First Series 2009, 0.8% 1/6/17, VRDN (b)	200,000	200,000
Indiana - 0.1%
Indiana Dev. Fin. Auth. Envir. Rev. (PSI Energy Proj.) Series 2003 B, 0.9% 1/6/17, VRDN (a)(b)	600,000	600,000
Kentucky - 0.3%
Trimble County Poll. Cont. Rev. (Louisville Gas and Elec. Co. Proj.) Series 2016 A, 0.83% 1/6/17, VRDN (a)(b)	1,500,000	1,500,000
Louisiana - 0.1%
Saint James Parish Gen. Oblig. (Nucor Steel Louisiana LLC Proj.) Series 2010 A1, 0.95% 1/6/17, VRDN (b)	400,000	400,000
Nebraska - 0.1%
Stanton County Indl. Dev. Rev. (Nucor Corp. Proj.) Series 1996, 1% 1/6/17, VRDN (a)(b)	700,000	700,000
Nevada - 0.0%
Washoe County Gas Facilities Rev. Series 2016 E, 0.79% 1/6/17, VRDN (a)(b)	200,000	200,000
Ohio - 49.4%
Allen County Hosp. Facilities Rev.:
(Catholic Healthcare Partners Proj.) Series 2010 C, 0.79% 1/3/17, LOC MUFG Union Bank NA, VRDN (b)	1,500,000	1,500,000
Series 2012 B, 0.73% 1/6/17, VRDN (b)	59,000,000	59,000,000
Athens County Port Auth. Hsg. 0.75% 1/6/17, LOC Barclays Bank PLC, VRDN (b)	16,375,000	16,375,000
Cleveland Arpt. Sys. Rev.:
Series 2008 D, 0.72% 1/6/17, LOC U.S. Bank NA, Cincinnati, VRDN (b)	4,500,000	4,500,000
Series 2009 D, 0.72% 1/6/17, LOC U.S. Bank NA, Cincinnati, VRDN (b)	25,000,000	25,000,000
Cuyahoga County Health Care Facilities Rev. (The A.M. McGregor Home Proj.) Series 2014, 0.8% 1/6/17, LOC Northern Trust Co., VRDN (b)	16,045,000	16,045,000
Cuyahoga County Hosp. Facilities Rev. (Sisters of Charity of Saint Augustine Health Sys. Proj.) Series 2000, 0.77% 1/6/17, LOC PNC Bank NA, VRDN (b)	2,710,000	2,710,000
Franklin County Health Care Facilities Rev. (Presbyterian Retirement Svcs. Proj.) Series 2005 B, 0.77% 1/6/17, LOC Comerica Bank, VRDN (b)	4,800,000	4,800,000
Franklin County Hosp. Facilities Rev. Series 2009 B, 0.73% 1/6/17 (Liquidity Facility Barclays Bank PLC), VRDN (b)	6,000,000	6,000,000
Greene County Hosp. Facilities Rev. Series A, 0.79% 1/6/17, LOC JPMorgan Chase Bank, VRDN (b)	6,235,000	6,235,000
Hamilton County HealthCare Facilities Rev. (The Children's Home of Cincinnati Proj.) Series 2009, 0.73% 1/6/17, LOC U.S. Bank NA, Cincinnati, VRDN (b)	2,865,000	2,865,000
Hamilton County Hosp. Facilities Rev. (Elizabeth Gamble Deaconess Home Assoc. Proj.) Series 2002 B, 0.77% 1/6/17, LOC PNC Bank NA, VRDN (b)	15,800,000	15,800,000
Hamilton County Student Hsg. Rev. (Block 3 Proj.) Series 2004, 0.83% 1/6/17, LOC Bank of New York, New York, LOC Citizens Bank of Pennsylvania, VRDN (b)	11,355,000	11,355,000
Lake County Indl. Dev. Rev. (Norshar Co. Proj.) 0.92% 1/6/17, LOC JPMorgan Chase Bank, VRDN (a)(b)	1,295,000	1,295,000
Lorain County Port Auth. Edl. Facilities Rev. (St. Ignatius High School Proj.) 0.79% 1/6/17, LOC U.S. Bank NA, Cincinnati, VRDN (b)	2,330,000	2,330,000
Middletown Hosp. Facilities Rev. Series 2008 A, 0.75% 1/6/17, LOC PNC Bank NA, VRDN (b)	24,785,000	24,785,000
Montgomery County Hosp. Rev. Series 2016 C, 0.74% 1/3/17, LOC Barclays Bank PLC, VRDN (b)	1,400,000	1,400,000
Ohio Air Quality Dev. Auth. Rev. (Ohio Valley Elec. Corp. Proj.) Series 2009 D, 0.71% 1/6/17, LOC Bank of Tokyo-Mitsubishi UFJ Ltd., VRDN (b)(c)	17,400,000	17,400,000
Ohio Gen. Oblig.:
(Infrastructure Impt. Proj.) Series 2003 D, 0.72% 1/6/17, VRDN (b)	10,000,000	10,000,000
0.72% 1/6/17, VRDN (b)	5,000,000	5,000,000
Ohio Hsg. Fin. Agcy. Mtg. Rev. Series 2004 D, 0.76% 1/6/17 (Liquidity Facility Fed. Home Ln. Bank, Cincinnati), VRDN (a)(b)	4,750,000	4,750,000
Ohio Hsg. Fin. Agcy. Multi-family Hsg. Rev.:
(Pedcor Invts. Willow Lake Apts. Proj.) Series B, 0.9% 1/6/17, LOC Fed. Home Ln. Bank, Indianapolis, VRDN (a)(b)	245,000	245,000
(Wingate at Belle Meadows Proj.) 0.73% 1/6/17, LOC Fed. Home Ln. Bank, Cincinnati, VRDN (a)(b)	8,480,000	8,480,000
Ohio Hsg. Fin. Agcy. Residential Mtg. Rev.:
Series 2016 G, 0.74% 1/6/17 (Liquidity Facility Fed. Home Ln. Bank, Cincinnati), VRDN (a)(b)	13,700,000	13,700,000
Series 2016 H, 0.74% 1/6/17 (Liquidity Facility Fed. Home Ln. Bank, Cincinnati), VRDN (a)(b)	11,200,000	11,200,000
Ohio Wtr. Dev. Auth. (Waste Mgmt., Inc. Proj.) Series B, 0.78% 1/6/17, LOC Bank of America NA, VRDN (a)(b)	12,100,000	12,100,000
Village of Indian Hill Econ. Dev. Rev. (Cincinnati Country Day School Proj.) Series 1999, 0.82% 1/6/17, LOC PNC Bank NA, VRDN (b)	4,345,000	4,345,000
		289,215,000
Texas - 0.7%
Port Arthur Navigation District Envir. Facilities Rev. (Motiva Enterprises LLC Proj.):
Series 2004, 0.92% 1/6/17, VRDN (a)(b)	2,700,000	2,700,000
Series 2009 B, 0.85% 1/3/17, VRDN (b)	400,000	400,000
Series 2010 D, 0.85% 1/3/17, VRDN (b)	1,000,000	1,000,000
Port Port Arthur Navigation District Jefferson County Rev. Series 2000 B, 0.84% 1/6/17 (Total SA Guaranteed), VRDN (a)(b)	200,000	200,000
		4,300,000
West Virginia - 0.3%
West Virginia Econ. Dev. Auth. Solid Waste Disp. Facilities Rev.:
(Appalachian Pwr. Co. - Amos Proj.) Series 2008 B, 1% 1/6/17, VRDN (a)(b)	900,000	900,000
(Appalachian Pwr. Co.- Mountaineer Proj.) Series 2008 A, 1% 1/6/17, VRDN (a)(b)	600,000	600,000
		1,500,000
Wyoming - 0.2%
Converse County Poll. Cont. Rev. (PacifiCorp Proj.) Series 1994, 0.77% 1/6/17, VRDN (b)	1,095,000	1,095,000
TOTAL VARIABLE RATE DEMAND NOTE
(Cost $306,210,000)		306,210,000

Tender Option Bond - 9.0%
Colorado - 0.1%
Colorado Health Facilities Auth. Rev. Participating VRDN Series Floaters XF 22 41, 0.92% 1/6/17 (Liquidity Facility Citibank NA) (b)(d)	200,000	200,000
Nebraska - 0.1%
Omaha Pub. Pwr. District Elec. Rev. Participating VRDN Series 16 XF1053, 0.9% 1/6/17 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(d)	300,000	300,000
New Jersey - 0.0%
New Jersey St. Trans. Trust Fund Auth. Participating VRDN Series Floaters 16 XF1059, 0.91% 1/6/17 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(d)	200,000	200,000
Ohio - 8.7%
Cincinnati Wtr. Sys. Rev. Participating VRDN Series MS 3280, 0.75% 1/6/17 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(d)	3,330,000	3,330,000
Columbus Gen. Oblig. Participating VRDN Series Putters 2365, 0.76% 1/6/17 (Liquidity Facility JPMorgan Chase Bank) (b)(d)	8,720,000	8,720,000
Franklin County Hosp. Facilities Rev. Participating VRDN:
Series 15 XF0244, 0.76% 1/6/17 (Liquidity Facility Toronto-Dominion Bank) (b)(d)	4,000,000	4,000,000
Series 16 XL0004, 0.77% 1/6/17 (Liquidity Facility Barclays Bank PLC) (b)(d)	4,480,000	4,480,000
Lucas County Gen. Oblig. Bonds Series 2016 26, 0.92%, tender 3/30/17 (Liquidity Facility U.S. Bank NA, Cincinnati) (b)(d)(e)	6,000,000	6,000,000
Ohio Hosp. Facilities Rev. Participating VRDN:
Series 16 ZF0354, 0.75% 1/6/17 (Liquidity Facility JPMorgan Chase Bank) (b)(d)	6,250,000	6,250,000
Series 2015 XF0105, 0.75% 1/6/17 (Liquidity Facility JPMorgan Chase Bank) (b)(d)	8,500,000	8,500,000
Series 2016 ZF0355, 0.75% 1/6/17 (Liquidity Facility JPMorgan Chase Bank) (b)(d)	9,805,000	9,805,000
		51,085,000
South Carolina - 0.1%
South Carolina St. Pub. Svc. Auth. Rev. Participating VRDN Series XG 0046, 0.81% 1/6/17 (Liquidity Facility Toronto-Dominion Bank) (b)(d)	700,000	700,000
TOTAL TENDER OPTION BOND
(Cost $52,485,000)		52,485,000

Other Municipal Security - 32.1%
Georgia - 0.7%
Main Street Natural Gas, Inc. Georgia Gas Proj. Rev. Bonds:
Series 2010 A1, 0.83%, tender 4/3/17 (Liquidity Facility Royal Bank of Canada) (b)	2,600,000	2,600,000
Series 2010 A2, 0.83%, tender 4/3/17 (Liquidity Facility Royal Bank of Canada) (b)	1,400,000	1,400,000
		4,000,000
Kentucky - 0.0%
Jefferson County Poll. Cont. Rev. Bonds Series 01A, 0.85% tender 1/23/17, CP mode	300,000	300,000
Massachusetts - 0.3%
Massachusetts Indl. Fin. Agcy. Poll. Cont. Rev. Bonds (New England Pwr. Co. Proj.):
Series 1992:
0.9% tender 1/25/17, CP mode	100,000	100,000
0.9% tender 2/2/17, CP mode	400,000	400,000
Series 1993 A, 0.9% tender 1/25/17, CP mode	800,000	800,000
Series 93B, 0.8% tender 1/4/17, CP mode	500,000	500,000
		1,800,000
New Hampshire - 0.6%
New Hampshire Bus. Fin. Auth. Poll. Cont. Rev. Bonds:
(New England Pwr. Co. Proj.) Series 90B, 0.85% tender 1/19/17, CP mode	700,000	700,000
Series 1990 A:
0.95% tender 1/24/17, CP mode (a)	1,100,000	1,100,000
0.95% tender 2/2/17, CP mode (a)	400,000	400,000
Series A1:
0.95% tender 1/30/17, CP mode (a)	100,000	100,000
0.97% tender 1/31/17, CP mode (a)	1,000,000	1,000,000
		3,300,000
Ohio - 30.3%
American Muni. Pwr. BAN:
Series 2016, 2% 10/19/17	6,400,000	6,438,271
1.25% 4/27/17 (Ohio Gen. Oblig. Guaranteed)	850,000	851,357
Avon Gen. Oblig. BAN:
Series 2016, 1.25% 1/26/17	2,000,000	2,000,300
1.5% 1/26/17	3,920,000	3,921,777
Belmont County BAN 2% 4/21/17	9,339,000	9,371,653
Berea BAN 1.5% 3/16/17	2,150,000	2,153,548
Blendon Township BAN Series 2016, 2% 2/9/17	4,500,000	4,505,079
Clark County Gen. Oblig. BAN Series 2016 2, 1.75% 5/3/17	3,100,000	3,107,984
Columbus Gen. Oblig. BAN Series 2016, 1.75% 8/4/17	3,100,000	3,117,036
Deerfield Township BD Anticipation BAN Series 2016, 1.2% 10/26/17	1,600,000	1,600,000
Delaware Gen. Oblig. BAN 1% 4/13/17	3,365,000	3,366,858
Dublin City School District BAN 1.5% 5/2/17	4,500,000	4,509,000
Fairborn City School District BAN Series 2016, 2.25% 5/18/17	5,700,000	5,720,314
Fairborn Gen. Oblig. BAN 1.25% 3/23/17	4,074,450	4,079,292
Franklin County Hosp. Facilities Rev. Bonds:
(U.S. Health Corp. of Columbus Proj.) Series 2011 B, 5%, tender 7/12/17 (b)	3,915,000	3,999,697
Series 2013, 5% 5/15/17	1,000,000	1,015,708
Huber Heights BAN:
Series 2016, 2.75% 12/12/17	2,000,000	2,024,207
2% 6/1/17	8,800,000	8,840,777
Independence Gen. Oblig. BAN Series 2016 2, 2% 12/6/17	1,500,000	1,511,702
Kenston Local School District BAN Series 2016, 2% 6/29/17	4,000,000	4,023,932
Lebanon Gen. Oblig. BAN 2% 4/12/17	4,600,000	4,614,885
Licking County BAN 2% 5/24/17	3,000,000	3,014,927
Lima Gen. Oblig. BAN 1.5% 3/15/17	4,295,000	4,301,822
Logan County Gen. Oblig. BAN Series 2016, 2% 12/20/17	2,300,000	2,311,175
Marion Gen. Oblig. BAN Series 2016 2% 9/7/17 (Ohio Gen. Oblig. Guaranteed)	5,500,000	5,544,659
Marysville Gen. Oblig. BAN Series 2016, 1.375% 8/24/17	1,750,000	1,755,299
Mason City School District BAN Series 2016, 1.5% 1/25/17	3,900,000	3,902,235
Mason Gen. Oblig. BAN 2% 5/24/17	5,500,000	5,524,026
Ohio Bldg. Auth. Bonds (Adult Correctional Bldg. Fund Proj.) Series 2011 B, 5% 10/1/17	1,500,000	1,545,163
Ohio Dept. of Administrative Svcs. Ctfs. of Prtn. Bonds (Ohio Administrative Knowledge Sys. Proj.) Series 2016, 5% 9/1/17	2,060,000	2,116,600
Ohio Gen. Oblig. Bonds:
Series 2016 A, 2% 2/1/17	1,750,000	1,751,963
Series 2016 S, 3% 5/1/17	380,000	382,588
Ohio Higher Edl. Facility Commission Rev. Bonds:
Series 08B5:
0.76% tender 2/23/17, CP mode	6,100,000	6,100,000
0.83% tender 1/19/17, CP mode	6,000,000	6,000,000
0.9% tender 1/4/17, CP mode	6,700,000	6,700,000
0.94% tender 1/11/17, CP mode	4,000,000	4,000,000
Series 08B6, 0.8% tender 3/9/17, CP mode	6,000,000	6,000,000
Ohio Mental Health Cap. Facilities Bonds (Mental Health Facilities Impt. Fund Proj.) Series 2015 A, 5% 2/1/17	1,380,000	1,384,737
Ohio Spl. Oblig. Bonds:
(Mental Health Facilities Impt. Fund Projs.) Series 2016 A, 4% 6/1/17	2,435,000	2,468,157
Series 2015, 4% 4/1/17	735,000	740,954
Ohio State Univ. Gen. Receipts Rev. Bonds Series 3C, 0.93% tender 1/10/17, CP mode	6,517,000	6,517,000
Scioto County Hosp. Facilities Rev. Bonds Series 2016, 3% 2/15/17	775,000	777,141
Union County Gen. Oblig. BAN 1.25% 3/29/17	5,500,000	5,505,732
Vandalia Gen. Oblig. BAN Series 2016 1.75% 9/7/17	3,000,000	3,015,186
Walton Hills BD Anticipation BAN Series 2016, 2% 11/29/17 (Ohio Gen. Oblig. Guaranteed)	860,000	866,571
Warren County Gen. Oblig. BAN Series 2016, 1.75% 8/24/17	2,000,000	2,011,479
Wayne County Ohio BD BAN Series 2016, 2% 6/30/17	4,000,000	4,024,066
Willoughby BAN 2% 5/26/17	5,680,000	5,707,980
Winton Woods City School District BAN Series 2016, 2.5% 7/27/17 (Ohio Gen. Oblig. Guaranteed)	3,000,000	3,022,888
		177,765,725
Virginia - 0.1%
Halifax County Indl. Dev. Auth. Poll. Cont. Rev. Bonds Series 2016, 0.98% tender 1/25/17, CP mode (a)	600,000	600,000
West Virginia - 0.1%
Grant County Cmnty. Solid Waste Disp. Rev. Bonds Series 96, 0.96% tender 2/2/17, CP mode (a)	500,000	500,000
TOTAL OTHER MUNICIPAL SECURITY
(Cost $188,265,725)		188,265,725
	Shares	Value

Investment Company - 5.3%
Fidelity Municipal Cash Central Fund, 0.70% (f)(g)
(Cost $31,125,810)	31,125,810	31,125,810
TOTAL INVESTMENT PORTFOLIO - 98.7%
(Cost $578,086,535)		578,086,535
NET OTHER ASSETS (LIABILITIES) - 1.3%		7,550,923
NET ASSETS - 100%		$585,637,458

Security Type Abbreviations

BAN – BOND ANTICIPATION NOTE

CP – COMMERCIAL PAPER

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) A portion of the security sold on a delayed delivery basis.

 (d) Provides evidence of ownership in one or more underlying municipal bonds.

 (e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $6,000,000 or 1.0% of net assets.

 (f) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

 (g) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Cost
Lucas County Gen. Oblig. Bonds Series 2016 26, 0.92%, tender 3/30/17 (Liquidity Facility U.S. Bank NA, Cincinnati)	12/23/16	$6,000,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Municipal Cash Central Fund	$213,126
Total	$213,126

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Ohio Municipal Money Market Fund

Financial Statements

Statement of Assets and Liabilities

		December 31, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $546,960,725)	$546,960,725
Fidelity Central Funds (cost $31,125,810)	31,125,810
Total Investments (cost $578,086,535)		$578,086,535
Cash		78,690
Receivable for securities sold on a delayed delivery basis		7,000,000
Receivable for fund shares sold		92,622
Interest receivable		1,703,564
Distributions receivable from Fidelity Central Funds		31,010
Prepaid expenses		1,453
Other receivables		1,792
Total assets		586,995,666
Liabilities
Payable for fund shares redeemed	$1,069,228
Distributions payable	3,033
Accrued management fee	179,783
Other affiliated payables	72,127
Other payables and accrued expenses	34,037
Total liabilities		1,358,208
Net Assets		$585,637,458
Net Assets consist of:
Paid in capital		$585,593,337
Accumulated undistributed net realized gain (loss) on investments		44,121
Net Assets, for 585,031,165 shares outstanding		$585,637,458
Net Asset Value, offering price and redemption price per share ($585,637,458 ÷ 585,031,165 shares)		$1.00

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2016
Investment Income
Interest		$3,357,475
Income from Fidelity Central Funds		213,126
Total income		3,570,601
Expenses
Management fee	$2,981,901
Transfer agent fees	1,075,738
Accounting fees and expenses	103,533
Custodian fees and expenses	6,473
Independent trustees' fees and expenses	3,974
Registration fees	33,174
Audit	39,497
Legal	5,589
Miscellaneous	25,215
Total expenses before reductions	4,275,094
Expense reductions	(1,256,012)	3,019,082
Net investment income (loss)		551,519
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	45,183
Capital Gain Distributions from Fidelity Central Funds	5,134
Fidelity Central Funds	1,810
Total net realized gain (loss)		52,127
Net increase in net assets resulting from operations		$603,646

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2016	Year ended December 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$551,519	$128,156
Net realized gain (loss)	52,127	133,112
Net increase in net assets resulting from operations	603,646	261,268
Distributions to shareholders from net investment income	(550,885)	(119,843)
Distributions to shareholders from net realized gain	(43,302)	(34,708)
Total distributions	(594,187)	(154,551)
Share transactions at net asset value of $1.00 per share
Proceeds from sales of shares	843,212,970	2,902,865,221
Reinvestment of distributions	573,677	144,686
Cost of shares redeemed	(1,508,704,946)	(2,989,505,964)
Net increase (decrease) in net assets and shares resulting from share transactions	(664,918,299)	(86,496,057)
Total increase (decrease) in net assets	(664,908,840)	(86,389,340)
Net Assets
Beginning of period	1,250,546,298	1,336,935,638
End of period	$585,637,458	$1,250,546,298

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Ohio Municipal Money Market Fund

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations
Net investment income (loss)	.001	–A	–A	–A	–A
Net realized and unrealized gain (loss)A	–	–	–	–	–
Total from investment operations	.001	–A	–A	–A	–A
Distributions from net investment income	(.001)	–A	–A	–A	–A
Distributions from net realized gain	–A	–A	–A	–	–
Total distributions	(.001)	–A	–A	–A	–A
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total ReturnB	.09%	.01%	.02%	.01%	.01%
Ratios to Average Net AssetsC,D
Expenses before reductions	.52%	.52%	.51%	.52%	.52%
Expenses net of fee waivers, if any	.37%	.07%	.08%	.12%	.19%
Expenses net of all reductions	.36%	.07%	.08%	.12%	.19%
Net investment income (loss)	.07%	.01%	.01%	.01%	.01%
Supplemental Data
Net assets, end of period (000 omitted)	$585,637	$1,250,546	$1,336,936	$1,332,321	$1,342,387

 A Amount represents less than $.0005 per share.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed or waived or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements, waivers or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement and waivers but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2016

1. Organization.

Fidelity Ohio Municipal Income Fund (the Income Fund) is a fund of Fidelity Municipal Trust. Fidelity Ohio Municipal Money Market Fund (the Money Market Fund) is a fund of Fidelity Municipal Trust II. Each Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Municipal Trust and Fidelity Municipal Trust II (the Trusts) are organized as a Massachusetts business trust and a Delaware statutory trust, respectively. Each Fund is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. Effective January 1, 2016 shares of the Money Market Fund are only available for purchase by retail shareholders. Each Fund may be affected by economic and political developments in the state of Ohio.

2. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Income Fund's investments to the Fair Value Committee (the Committee) established by the Income Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Income Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Income Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Income Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

For the Income Fund, debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

For the Money Market Fund, as permitted by compliance with certain conditions under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates fair value. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity. Securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

For the Income Fund, changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day for the Income Fund and trades executed through the end of the current business day for the Money Market Fund. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. During the period, the Money Market Fund incurred a corporate tax liability on undistributed long-term capital gain which is included as Miscellaneous expense on the Statement of Operations. As of December 31, 2016, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, deferred trustees compensation and losses deferred due to futures transactions.

The Funds purchase municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities
Fidelity Ohio Municipal Income Fund	$645,465,141	$20,480,061	$(7,936,222)	$12,543,839
Fidelity Ohio Municipal Money Market Fund	578,086,535	–	–	–

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed tax-exempt income	Undistributed ordinary income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Ohio Municipal Income Fund	$88,020	$-	$1,313,840	$12,543,839
Fidelity Ohio Municipal Money Market Fund	991	34,632	8,712	-

At period end, certain of the Funds were required to defer losses on futures contracts. Loss deferrals were as follows:

Futures contracts
Fidelity Ohio Municipal Income Fund	$55,844

The tax character of distributions paid was as follows:

December 31, 2016
	Tax-Exempt Income	Long-term Capital Gains	Total
Fidelity Ohio Municipal Income Fund	$18,738,970	$4,034,669	$22,773,639
Fidelity Ohio Municipal Money Market Fund	550,885	43,302	594,187

December 31, 2015
	Tax-Exempt Income	Long-term Capital Gains	Total
Fidelity Ohio Municipal Income Fund	$18,067,795	$5,977,113	$24,044,908
Fidelity Ohio Municipal Money Market Fund	119,843	34,708	154,551

Short-Term Trading (Redemption) Fees. Shares held by investors in the Income Fund less than 30 days may be subject to a redemption fee equal to .50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2016, the Board of Trustees approved the elimination of these redemption fees effective December 12, 2016.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable Fund's Schedule of Investments. The Funds may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, for the Income Fund aggregated $181,962,003 and $117,158,895, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Fidelity Ohio Municipal Income Fund	.25%	.11%	.36%
Fidelity Ohio Municipal Money Market Fund	.25%	.11%	.36%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Funds. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Fidelity Ohio Municipal Income Fund	.08%
Fidelity Ohio Municipal Money Market Fund	.13%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. For the Income Fund, interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Income Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Fidelity Ohio Municipal Income Fund	$1,745

During the period, the Income Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser or its affiliates voluntarily agreed to waive certain fees for the Money Market Fund in order to maintain a minimum annualized yield of .01%. Such arrangements may be discontinued by the investment adviser at any time. For the period, the amount of the waiver was $1,243,842.

In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custody expense reduction
Fidelity Ohio Municipal Income Fund	$5,286
Fidelity Ohio Municipal Money Market Fund	6,350

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses as follows:

Amount
Fidelity Ohio Municipal Income Fund	$2,571
Fidelity Ohio Municipal Money Market Fund	5,820

8. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Municipal Trust and Fidelity Municipal Trust II and the Shareholders of Fidelity Ohio Municipal Income and Fidelity Ohio Municipal Money Market Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Ohio Municipal Income Fund (a fund of Fidelity Municipal Trust) and Fidelity Ohio Municipal Money Market Fund (a fund of Fidelity Municipal Trust II) (the "Funds") as of December 31, 2016 the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 14, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 243 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of each fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  The Operations Committee also worked and continues to work with FMR to enhance the stress tests required under SEC regulations for money market funds.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trusts or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Timothy Huyck (1964)

Year of Election or Appointment: 2015

Vice President of Fidelity's Money Market Funds

Mr. Huyck also serves as Vice President of other funds. Mr. Huyck serves as Chief Investment Officer of Fidelity's Money Market Funds (2015-present) and is an employee of Fidelity Investments (1990-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Christine J. Thompson (1958)

Year of Election or Appointment: 2015

Vice President of Fidelity's Bond Funds

Ms. Thompson also serves as Vice President of other funds. Ms. Thompson also serves as Chief Investment Officer of FMR's Bond Group (2010-present) and is an employee of Fidelity Investments (1985-present). Previously, Ms. Thompson served as Vice President of Fidelity's Bond Funds (2010-2012).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period-B July 1, 2016 to December 31, 2016
Fidelity Ohio Municipal Income Fund	.48%
Actual		$1,000.00	$952.60	$2.36
Hypothetical-C		$1,000.00	$1,022.72	$2.44
Fidelity Ohio Municipal Money Market Fund	.50%
Actual		$1,000.00	$1,000.80	$2.51
Hypothetical-C		$1,000.00	$1,022.62	$2.54

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Ohio Municipal Income Fund	02/06/17	02/03/17	$0.00	$0.025
Fidelity Ohio Municipal Money Market Fund	02/06/17	02/03/17	$0.00	$0.0001

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended December 31, 2016, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Ohio Municipal Income Fund	$5,133,304
Fidelity Ohio Municipal Money Market Fund	$14,121

During fiscal year ended 2016, 100% of each fund's income dividends were free from federal income tax, and .26% and 13.25% of Fidelity Ohio Municipal Fund and Fidelity Ohio Municipal Money Market Fund's income dividends , respectively, were subject to the federal alternative minimum tax.

The funds will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Ohio Municipal Income Fund / Fidelity Ohio Municipal Money Market Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2016 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance (for Fidelity Ohio Municipal Income Fund).  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in May 2016.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Investment Performance (for Fidelity Ohio Municipal Money Market Fund).  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a peer group of funds with similar objectives ("peer group").

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to the gross performance of appropriate peer groups, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the fund's market value NAV over time and its resilience under various stressed conditions; and fund cash flows and other factors.

The Board recognizes that in interest rate environments where many competitors waive fees to maintain a minimum yield, relative money market fund performance on a net basis (after fees and expenses) may not be particularly meaningful due to miniscule performance differences among competitor funds. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and considered by the Board.

Fidelity Ohio Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015.

Fidelity Ohio Municipal Money Market Fund

The Board noted that the fund's management fee rate ranked equal to the median of its Total Mapped Group and above the median of its ASPG for 2015. The Board noted that there is a relatively small number of state-specific funds in the Lipper objective.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the funds. As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund's total expense ratio ranked below the competitive median for 2015. The Board considered that Fidelity has been voluntarily waiving part or all of the transfer agent fees and/or management fees to maintain a minimum yield for Fidelity Ohio Municipal Money Market Fund.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces; (x) the approach to considering "fall-out" benefits; and (xi) the impact of money market reform on Fidelity's money market funds, including with respect to costs and profitability. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Proxy Voting Results

A special meeting of Fidelity® Ohio Municipal Money Market Fund's shareholders was held on February 12, 2016. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.
	# of Votes	% of Votes
Elizabeth S. Acton
Affirmative	990,112,248.51	94.973
Withheld	52,412,467.62	5.027
TOTAL	1,042,524,716.13	100.000
John Engler
Affirmative	979,840,026.26	93.988
Withheld	62,684,689.87	6.012
TOTAL	1,042,524,716.13	100.000
Albert R. Gamper, Jr.
Affirmative	988,200,285.84	94.790
Withheld	54,324,430.29	5.210
TOTAL	1,042,524,716.13	100.000
Robert F. Gartland
Affirmative	990,287,516.81	94.990
Withheld	52,237,199.32	5.010
TOTAL	1,042,524,716.13	100.000
Abigail P. Johnson
Affirmative	986,818,518.63	94.657
Withheld	55,706,197.50	5.343
TOTAL	1,042,524,716.13	100.000
Arthur E. Johnson
Affirmative	988,490,870.48	94.818
Withheld	54,033,845.65	5.182
TOTAL	1,042,524,716.13	100.000
Michael E. Kenneally
Affirmative	990,615,595.60	95.021
Withheld	51,909,120.53	4.979
TOTAL	1,042,524,716.13	100.000
James H. Keyes
Affirmative	989,121,754.10	94.878
Withheld	53,402,962.03	5.122
TOTAL	1,042,524,716.13	100.000
Marie L. Knowles
Affirmative	987,633,370.10	94.735
Withheld	54,891,346.03	5.265
TOTAL	1,042,524,716.13	100.000
Geoffrey A. von Kuhn
Affirmative	987,164,185.38	94.690
Withheld	55,360,530.75	5.310
TOTAL	1,042,524,716.13	100.000
Proposal 1 reflects trust wide proposal and voting results.

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Fidelity® Pennsylvania Municipal Income Fund Fidelity® Pennsylvania Municipal Money Market Fund Annual Report December 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Fidelity® Pennsylvania Municipal Income Fund
Investment Summary
Investments
Financial Statements
Fidelity® Pennsylvania Municipal Money Market Fund
Investment Summary/Performance
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Fidelity® Pennsylvania Municipal Income Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Past 10 years
Fidelity® Pennsylvania Municipal Income Fund	0.34%	3.43%	4.14%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Pennsylvania Municipal Income Fund on December 31, 2006.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Municipal Bond Index performed over the same period.

Period Ending Values
$14,999	Fidelity® Pennsylvania Municipal Income Fund
$15,158	Bloomberg Barclays Municipal Bond Index

Effective August 24, 2016, all Barclays benchmark indices were co-branded as the Bloomberg Barclays Indices for a period of five years.

Fidelity® Pennsylvania Municipal Income Fund

Management's Discussion of Fund Performance

Market Recap:  For the 12 months ending December 31, 2016, tax-exempt bonds eked out only a 0.25% return, according to the Bloomberg Barclays Municipal Bond Index. For much of the period, fairly strong demand and a stable credit environment for state and local governments drove moderate muni returns. But a downward trend began in September and steepened through November – the worst month for the muni market since 2008 – as investors became concerned about U.S. President-elect Donald Trump’s expansionary fiscal policy ambitions, inflation and the potential for tax reform to impair tax-exempt bond valuations. Further, some theorized that changes to or repeal of the Affordable Care Act by the incoming administration and a Republican-controlled Congress may affect the prices of muni bonds issued by hospitals. Muni bonds also were hurt by market anticipation of a quarter-point increase in policy interest rates, which happened in December. At year-end, concerns about unfunded pension liabilities generally are compartmentalized to certain issuers. Looking ahead, we think the U.S. Federal Reserve is likely to raise policy interest rates further in 2017, perhaps in multiple stages.

Comments from Co-Portfolio Manager Mark Sommer:  For the year, the fund gained 0.34%, slightly outpacing, net of fees, the 0.26% return of the Bloomberg Barclays Pennsylvania Enhanced Municipal Bond Index. The portfolio managers continued to focus on long-term investment principles by seeking to generate attractive tax-exempt income and competitive risk-adjusted returns over time. Having less exposure than the Pennsylvania index to state general obligation bonds (GOs) added relative value. These securities lagged the state index due to concerns about Pennsylvania’s sluggish economic growth relative to the national overall, depleted budget reserves and rapidly rising pension and retiree health care obligations. The fund also benefited from favorable security selection among hospital securities, with our holdings outpacing comparable securities in the index. Relative performance also was helped by the advance refunding of some of our health care and university holdings. Such refinancings usually result in price gains for bonds holders, as the bonds’ maturities shorten and credit quality rises, because they are backed by high-quality U.S. government securities – typically U.S. Treasuries. In contrast, the fund’s yield curve positioning was a drag on relative performance. We overweighted bonds in the five-year range, which was the worst-performing area of the yield curve.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Notes to Shareholders: On May 2, 2016, Cormac Cullen and Kevin Ramundo joined Mark Sommer as Co-Managers of the fund.

Fidelity® Pennsylvania Municipal Income Fund

Investment Summary (Unaudited)

Top Five Sectors as of December 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Health Care	29.8	26.6
General Obligations	27.0	23.1
Education	12.3	10.7
Escrowed/Pre-Refunded	8.2	11.8
Water & Sewer	7.0	8.0

Quality Diversification (% of fund's net assets)

As of December 31, 2016
AA,A	81.9%
BBB	12.2%
BB and Below	1.2%
Not Rated	2.5%
Short-Term Investments and Net Other Assets	2.2%

As of June 30, 2016
AAA	0.1%
AA,A	74.5%
BBB	15.5%
BB and Below	2.0%
Not Rated	2.4%
Short-Term Investments and Net Other Assets	5.5%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Fidelity® Pennsylvania Municipal Income Fund

Investments December 31, 2016

Showing Percentage of Net Assets

Municipal Bonds - 97.8%
	Principal Amount	Value
Guam - 0.6%
Guam Int'l. Arpt. Auth. Rev. Series 2013 C:
5% 10/1/17 (a)	$600,000	$612,996
6.25% 10/1/34 (a)	700,000	797,720
Guam Pwr. Auth. Rev. Series 2012 A, 5% 10/1/24 (FSA Insured)	900,000	1,010,646

TOTAL GUAM		2,421,362

Pennsylvania - 96.0%
Adams County Indl. Dev. Auth. Rev. (Gettysburg College Proj.) Series 2010, 5% 8/15/24	1,000,000	1,100,320
Allegheny County Series C:
5% 12/1/28	1,000,000	1,142,830
5% 12/1/30	1,365,000	1,547,610
Allegheny County Arpt. Auth. Rev. Series 2006 B:
5% 1/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured) (a)	3,190,000	3,499,877
5% 1/1/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured) (a)	1,650,000	1,839,057
Allegheny County Port Auth. Spl. Rev. 5% 3/1/17	2,000,000	2,012,400
Allegheny County Sanitation Auth. Swr. Rev.:
Series 2010, 5% 6/1/40 (FSA Insured)	6,690,000	7,308,491
5% 12/1/29 (Build America Mutual Assurance Insured)	3,905,000	4,481,690
Berks County Muni. Auth. Rev. Series 2012 A, 5% 11/1/40	3,590,000	3,914,787
Bethlehem Wtr. Auth. Rev. Series 2014:
5% 11/15/19 (Build America Mutual Assurance Insured)	1,000,000	1,080,100
5% 11/15/20 (Build America Mutual Assurance Insured)	1,000,000	1,099,960
Bucks County Cmnty. College Auth. College Bldg. Rev. 5% 6/15/28 (Pre-Refunded to 6/15/18 @ 100)	250,000	263,820
Butler County Hosp. Auth. Hosp. Rev. (Butler Health Sys. Proj.):
Series 2009 B, 7.125% 7/1/29 (Pre-Refunded to 7/1/19 @ 100)	1,035,000	1,176,433
Series 2015 A:
5% 7/1/26	500,000	568,830
5% 7/1/27	490,000	553,945
5% 7/1/28	540,000	606,204
5% 7/1/29	710,000	791,494
5% 7/1/30	685,000	757,774
5% 7/1/35	1,885,000	2,020,946
5% 7/1/39	6,675,000	7,106,939
Central Bradford Prog. Auth. Rev. Series 2011, 5.375% 12/1/41	2,000,000	2,173,260
Centre County Hosp. Auth. Rev.:
(Mount Nittany Med. Cneter Proj.) Series 2016 A, 5% 11/15/28	840,000	948,217
(Mount Nittany Med. Ctr. Proj.):
Series 2011, 7% 11/15/46 (Pre-Refunded to 11/15/21 @ 100)	2,000,000	2,462,020
Series 2016 A:
4% 11/15/32	350,000	355,740
4% 11/15/34	250,000	251,848
4% 11/15/35	200,000	200,586
5% 11/15/29	825,000	925,229
5% 11/15/30	685,000	763,782
5% 11/15/46	6,605,000	7,062,859
Series 2016 B:
4% 11/15/40	600,000	593,604
4% 11/15/47	3,605,000	3,517,362
Commonwealth Fing. Auth. Rev. Series 2013 A2:
5% 6/1/24	800,000	899,656
5% 6/1/25	1,175,000	1,318,221
5% 6/1/26	1,250,000	1,398,338
5% 6/1/42	12,000,000	12,977,392
Cumberland County Muni. Auth. Rev. (Dickinson College Proj.):
Series 2012:
5% 11/1/37	1,520,000	1,679,524
5% 11/1/42	3,000,000	3,284,640
Series 2016:
5% 5/1/30	1,000,000	1,148,400
5% 5/1/31	500,000	571,595
5% 5/1/32	750,000	853,500
5% 5/1/33	2,210,000	2,503,599
5% 5/1/34	1,000,000	1,131,990
Dauphin County Gen. Auth.:
(Pinnacle Health Sys. Proj.) Series 2016 A:
5% 6/1/34	1,275,000	1,416,308
5% 6/1/35	1,000,000	1,104,110
5% 6/1/36	500,000	550,800
Series 2009:
5.25% 6/1/17	210,000	213,566
5.25% 6/1/17 (Escrowed to Maturity)	840,000	854,440
5% 6/1/42	7,410,000	7,918,993
Delaware County Auth. College Rev. (Haverford College Proj.) Series 2010 A, 5% 11/15/31	4,090,000	4,500,432
Delaware County Auth. Univ. Rev.:
Series 2010, 5.25% 12/1/31 (Pre-Refunded to 12/1/19 @ 100)	2,450,000	2,706,540
Series 2012:
5% 8/1/21	350,000	392,564
5% 8/1/22	300,000	341,289
Doylestown Hosp. Auth. Hosp. Rev.:
Series 2013 A, 5% 7/1/27	2,500,000	2,711,450
Series 2016 A, 5% 7/1/46	3,500,000	3,706,010
East Stroudsburg Area School District:
Series 2014 A, 7.75% 9/1/27 (Pre-Refunded to 9/1/17 @ 100)	225,000	234,909
Series 2015 A:
7.5% 9/1/22	115,000	119,776
7.5% 9/1/22 (Pre-Refunded to 9/1/17 @ 100)	885,000	922,241
Erie County Hosp. Auth. Rev. (Saint Vincent Health Ctr. Proj.) Series 2010 A, 7% 7/1/27	2,750,000	2,874,878
Fox Chapel Area School District Series 2013:
4% 8/1/22	500,000	548,875
5% 8/1/31	3,080,000	3,518,715
5% 8/1/34	1,000,000	1,130,390
Franklin County Indl. Dev. Auth. (The Chambersburg Hosp. Proj.) Series 2010:
5.3% 7/1/30	1,770,000	1,939,566
5.375% 7/1/42	2,130,000	2,291,987
Geisinger Auth. Health Sys. Rev. Series 2014 A, 4% 6/1/41	2,000,000	2,012,700
Indiana County Hosp. Auth. Series 2014 A:
5% 6/1/20	650,000	691,555
6% 6/1/39	1,625,000	1,780,074
Lancaster County Hosp. Auth. Health Ctr. Rev. Series 2016:
5% 8/15/31	1,000,000	1,139,890
5% 8/15/33	1,000,000	1,127,590
5% 8/15/34	1,000,000	1,122,360
5% 8/15/36	1,000,000	1,114,580
Lehigh County Indl. Dev. Auth. Poll. Cont. Rev. Bonds 0.9%, tender 8/15/17 (b)	4,745,000	4,729,152
Lower Paxton Township Series 2014:
5% 4/1/40	3,420,000	3,793,806
5% 4/1/44	1,295,000	1,433,034
Luzerne County Indl. Dev. Auth. Wtr. Facilities Rev. (Pennsylvania-American Wtr. Co. Proj.) Series 2009, 5.5% 12/1/39	2,500,000	2,742,025
Lycoming County Auth. Health Sys. Rev. (Susquehanna Health Sys.) Series 2009 A, 5.5% 7/1/21	3,500,000	3,797,745
Monroe County Hosp. Auth. Rev.:
(Pocono Med. Ctr. Proj.) Series 2012 A:
5% 1/1/32	1,400,000	1,494,038
5% 1/1/41	3,240,000	3,403,134
Series 2016, 5% 7/1/33	3,675,000	4,029,711
Monroeville Fin. Auth. UPMC Rev. Series 2012, 5% 2/15/26	1,500,000	1,780,965
Montgomery County Higher Ed. & Health Auth. Hosp. Rev. (Abington Memorial Hosp. Proj.):
Series 2009 A, 5% 6/1/17	2,000,000	2,031,940
Series 2012 A:
5% 6/1/23	3,850,000	4,369,173
5% 6/1/24	1,500,000	1,694,145
Montgomery County Higher Ed. & Health Auth. Rev.:
Series 2014 A:
4% 10/1/19	185,000	192,746
5% 10/1/20	215,000	233,423
5% 10/1/21	245,000	269,441
5% 10/1/22	275,000	303,177
5% 10/1/23	305,000	339,788
5% 10/1/24	335,000	375,542
5% 10/1/25	750,000	834,248
5% 10/1/26	1,000,000	1,103,010
5% 10/1/27	1,000,000	1,095,190
Series 2016 A, 5% 10/1/40	4,000,000	4,207,600
Montour School District Series 2015 A:
5% 4/1/41	1,000,000	1,104,910
5% 4/1/42	1,000,000	1,104,120
Northampton County Gen. Purp. Auth. Hosp. Rev. (St. Luke's Hosp. Proj.) Series 2010 A, 5.25% 8/15/18	1,450,000	1,536,449
Pennsylvania Econ. Dev. Auth. Governmental Lease (Forum Place Proj.) Series 2012:
5% 3/1/24	1,745,000	1,946,687
5% 3/1/25	3,255,000	3,626,200
Pennsylvania Gen. Oblig.:
First Series 2008, 5% 5/15/27 (Pre-Refunded to 5/15/18 @ 100)	805,000	846,610
Second Series 2009, 5% 4/15/25 (Pre-Refunded to 4/15/19 @ 100)	500,000	540,205
Series 2012, 5% 6/1/25	10,000,000	11,240,300
Series 2013, 5% 10/15/27	2,255,000	2,553,291
Series 2015 1, 5% 3/15/31	7,000,000	7,885,500
Series 2015, 5% 3/15/33	2,880,000	3,217,939
Series 2016, 5% 9/15/29	7,000,000	8,055,390
Pennsylvania Higher Edl. Facilities Auth. Rev.:
(Thomas Jefferson Univ. Proj.) Series 2012:
5% 3/1/18	250,000	260,453
5% 3/1/20	300,000	327,672
5% 3/1/22	275,000	310,324
5% 3/1/23	585,000	663,647
5% 3/1/42	3,950,000	4,274,611
(Univ. of Pennsylvania Health Sys. Proj.) Series 2009 A, 5.25% 8/15/22 (Pre-Refunded to 8/15/19 @ 100)	2,655,000	2,910,411
First Series 2012:
5% 4/1/20	750,000	824,415
5% 4/1/21	500,000	559,790
5% 4/1/22	600,000	681,726
5% 4/1/23	800,000	905,584
5% 4/1/24	1,100,000	1,241,119
Series 2010 E, 5% 5/15/31	2,500,000	2,717,900
Series 2010, 5% 9/1/30 (Pre-Refunded to 9/1/20 @ 100)	1,150,000	1,284,366
Series 2011 A, 5% 9/1/41 (Pre-Refunded to 3/1/21 @ 100)	2,000,000	2,261,100
Series 2016:
5% 5/1/33	1,300,000	1,470,469
5% 5/1/34	2,500,000	2,815,050
5% 5/1/35	2,000,000	2,241,840
Series AT-1 5% 6/15/31	10,000,000	11,378,300
Pennsylvania Pub. School Bldg. Auth. School Rev. (The School District of Harrisburg Proj.):
Series 2014 B2:
5% 12/1/24 (Build America Mutual Assurance Insured)	1,250,000	1,439,000
5% 12/1/25 (Build America Mutual Assurance Insured)	1,250,000	1,438,038
5% 12/1/26 (Build America Mutual Assurance Insured)	1,250,000	1,434,225
5% 12/1/27 (Build America Mutual Assurance Insured)	1,010,000	1,149,683
Series 2016 A, 5% 12/1/28 (FSA Insured)	5,690,000	6,527,397
Pennsylvania State Univ.:
Series 2010, 5% 3/1/40	4,385,000	4,760,005
Series 2015 A:
5% 9/1/30	1,100,000	1,280,235
5% 9/1/31	1,415,000	1,639,787
Pennsylvania Tpk. Commission Tpk. Rev.:
Series 2013 A2, 0% 12/1/38 (c)	2,500,000	2,520,125
Series 2014 A, 5% 12/1/31	865,000	974,258
Series 2014 A2, 0% 12/1/40 (c)	5,500,000	4,141,830
Series 2016 A1, 5% 12/1/46	5,000,000	5,491,350
Philadelphia Gas Works Rev.:
(1998 Gen. Ordinance Proj.) Seventh Series, 5% 10/1/37 (Pre-Refunded to 10/1/17 @ 100)	5,245,000	5,398,574
Series 1998 A:
5.25% 8/1/17	1,205,000	1,234,004
5.25% 8/1/17	2,350,000	2,400,666
Series 9, 5.25% 8/1/40	5,300,000	5,728,982
5% 8/1/29	2,000,000	2,194,060
5% 8/1/30	1,500,000	1,638,630
5% 8/1/31	1,100,000	1,196,613
5% 10/1/33	1,500,000	1,624,950
5% 10/1/34	500,000	539,135
Philadelphia Gen. Oblig. Series 2008 A, 5.25% 12/15/32 (FSA Insured)	6,000,000	6,402,060
Philadelphia Hospitals & Higher Ed. Facilities Auth. Health Systems Rev. (Jefferson Health Sys. Proj.) Series 2010 B, 5.25% 5/15/30 (Pre-Refunded to 5/15/20 @ 100)	4,000,000	4,457,720
Philadelphia Hospitals & Higher Ed. Facilities Auth. Hosp. Rev. (Children's Hosp. of Philadelphia Proj.) Series 2011 D, 5% 7/1/32	2,500,000	2,772,800
Philadelphia Redev. Auth. Rev.:
Series 2012:
5% 4/15/21	1,000,000	1,097,810
5% 4/15/25	2,230,000	2,462,143
Series 2015 A, 5% 4/15/29	3,000,000	3,289,170
Philadelphia School District:
Series 2010 C, 5% 9/1/21	4,000,000	4,249,200
Series 2016 F, 5% 9/1/34	4,000,000	4,248,360
Philadelphia Wtr. & Wastewtr. Rev.:
Series 2010 C, 5% 8/1/40 (Pre-Refunded to 8/1/20 @ 100)	4,000,000	4,306,960
Series 2011 A, 5% 1/1/41	2,715,000	2,936,816
Series 2015 B, 5% 7/1/30	3,500,000	3,987,410
Pittsburgh & Allegheny County Sports & Exhibition Auth. Series 2012, 5% 2/1/25 (FSA Insured)	2,250,000	2,544,593
Pittsburgh Gen. Oblig.:
Series 2012 A, 5% 9/1/22	2,000,000	2,265,500
Series 2014:
5% 9/1/23 (Build America Mutual Assurance Insured)	575,000	662,998
5% 9/1/28 (Build America Mutual Assurance Insured)	1,300,000	1,504,529
5% 9/1/29 (Build America Mutual Assurance Insured)	1,015,000	1,170,143
5% 9/1/31 (Build America Mutual Assurance Insured)	1,165,000	1,332,702
5% 9/1/32 (Build America Mutual Assurance Insured)	1,000,000	1,139,520
Pittsburgh School District:
Series 2012 A, 5% 9/1/21 (FSA Insured)	4,000,000	4,491,040
Series 2014 A, 5% 9/1/23	1,000,000	1,148,680
Series 2015:
4% 9/1/19 (FSA Insured)	895,000	949,416
5% 9/1/20 (FSA Insured)	1,050,000	1,164,797
5% 9/1/21 (FSA Insured)	730,000	823,060
5% 9/1/22 (FSA Insured)	885,000	1,009,502
5% 9/1/23 (FSA Insured)	1,085,000	1,253,208
South Fork Muni. Auth. Hosp. Rev. (Conemaugh Health Sys. Proj.) Series 2010, 5.25% 7/1/23 (Pre-Refunded to 7/1/20 @ 100)	1,000,000	1,119,400
Southcentral Pennsylvania Gen. Auth. Rev.:
Series 2015:
4% 12/1/30	1,010,000	1,007,303
5% 12/1/25	1,285,000	1,454,453
5% 12/1/27	1,480,000	1,660,590
5% 12/1/29	1,000,000	1,114,700
6% 6/1/25	1,080,000	1,146,701
6% 6/1/25 (Pre-Refunded to 6/1/18 @ 100)	1,420,000	1,512,016
State Pub. School Bldg. Auth. College Rev.:
(Delaware County Cmnty. College Proj.) Series 2008, 5% 10/1/20 (Pre-Refunded to 4/1/18 @ 100)	1,000,000	1,047,330
(Montgomery County Cmnty. College Proj.) Series 2008:
5% 5/1/27 (Pre-Refunded to 5/1/18 @ 100)	1,775,000	1,864,141
5% 5/1/28 (Pre-Refunded to 5/1/18 @ 100)	1,000,000	1,050,220
Univ. of Pittsburgh Commonwealth Sys. of Higher Ed. (Univ. Cap. Proj.):
Series 2000 B, 5.25% 9/15/34	2,000,000	2,178,980
Series 2007 B, 5.25% 9/15/28	2,500,000	2,736,175
Series 2009 B, 5% 9/15/28	2,000,000	2,144,660
West Mifflin Area School District Series 2016:
5% 4/1/24 (FSA Insured)	1,250,000	1,390,038
5% 4/1/26 (FSA Insured)	1,000,000	1,121,680
5% 4/1/28 (FSA Insured)	1,390,000	1,549,808
West Shore Area Auth. Hosp. Rev.:
(Holy Spirit Hosp. Charity Proj.) Series 2011 B, 6% 1/1/28	7,375,000	8,597,406
Series 2011 B, 5.75% 1/1/41	1,500,000	1,689,075
Westmoreland County Indl. Dev. Auth. Rev. (Excela Health Proj.) Series 2010 A:
5% 7/1/19	1,000,000	1,066,950
5% 7/1/25	4,465,000	4,877,923
5.25% 7/1/20	1,000,000	1,093,080
Westmoreland County Muni. Auth. Muni. Svc. Rev. Series 2001 A:
0% 8/15/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,000,000	4,746,800
0% 8/15/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,500,000	2,303,475
0% 8/15/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	6,550,000	5,641,122

TOTAL PENNSYLVANIA		434,456,578

Pennsylvania, New Jersey - 1.2%
Delaware River Joint Toll Bridge Commission Pennsylvania-New Jersey Bridge Rev. Series 2012 A:
5% 7/1/22	500,000	569,515
5% 7/1/23	1,000,000	1,139,030
Delaware River Port Auth. Pennsylvania & New Jersey Rev. Series 2010 D, 5% 1/1/30	3,500,000	3,786,195

TOTAL PENNSYLVANIA, NEW JERSEY		5,494,740

TOTAL MUNICIPAL BONDS
(Cost $433,865,849)		442,372,680
TOTAL INVESTMENT PORTFOLIO - 97.8%
(Cost $433,865,849)		442,372,680
NET OTHER ASSETS (LIABILITIES) - 2.2%		10,143,667
NET ASSETS - 100%		$452,516,347

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

Health Care	29.8%
General Obligations	27.0%
Education	12.3%
Escrowed/Pre-Refunded	8.2%
Water & Sewer	7.0%
Transportation	5.7%
Electric Utilities	5.6%
Others* (Individually Less Than 5%)	4.4%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Fidelity® Pennsylvania Municipal Income Fund

Financial Statements

Statement of Assets and Liabilities

		December 31, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $433,865,849)		$442,372,680
Cash		7,730,810
Receivable for fund shares sold		409,398
Interest receivable		4,972,648
Prepaid expenses		932
Other receivables		1,247
Total assets		455,487,715
Liabilities
Payable for fund shares redeemed	$2,335,049
Distributions payable	406,063
Accrued management fee	140,164
Other affiliated payables	43,694
Other payables and accrued expenses	46,398
Total liabilities		2,971,368
Net Assets		$452,516,347
Net Assets consist of:
Paid in capital		$442,988,393
Distributions in excess of net investment income		(15,768)
Accumulated undistributed net realized gain (loss) on investments		1,036,891
Net unrealized appreciation (depreciation) on investments		8,506,831
Net Assets, for 41,241,499 shares outstanding		$452,516,347
Net Asset Value, offering price and redemption price per share ($452,516,347 ÷ 41,241,499 shares)		$10.97

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2016
Investment Income
Interest		$16,835,997
Expenses
Management fee	$1,767,057
Transfer agent fees	400,430
Accounting fees and expenses	126,821
Custodian fees and expenses	3,768
Independent trustees' fees and expenses	2,205
Registration fees	23,578
Audit	57,146
Legal	5,395
Miscellaneous	2,327
Total expenses before reductions	2,388,727
Expense reductions	(5,668)	2,383,059
Net investment income (loss)		14,452,938
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		2,987,617
Total net realized gain (loss)		2,987,617
Change in net unrealized appreciation (depreciation) on investment securities		(16,294,175)
Net gain (loss)		(13,306,558)
Net increase (decrease) in net assets resulting from operations		$1,146,380

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2016	Year ended December 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$14,452,938	$14,709,852
Net realized gain (loss)	2,987,617	1,560,659
Change in net unrealized appreciation (depreciation)	(16,294,175)	(1,274,614)
Net increase (decrease) in net assets resulting from operations	1,146,380	14,995,897
Distributions to shareholders from net investment income	(14,451,215)	(14,703,703)
Distributions to shareholders from net realized gain	(2,138,181)	(1,756,019)
Total distributions	(16,589,396)	(16,459,722)
Share transactions
Proceeds from sales of shares	95,463,089	77,063,335
Reinvestment of distributions	11,076,509	10,807,008
Cost of shares redeemed	(106,669,870)	(71,166,482)
Net increase (decrease) in net assets resulting from share transactions	(130,272)	16,703,861
Redemption fees	3,239	984
Total increase (decrease) in net assets	(15,570,049)	15,241,020
Net Assets
Beginning of period	468,086,396	452,845,376
End of period	$452,516,347	$468,086,396
Other Information
Distributions in excess of net investment income end of period	$(15,768)	$(10,946)
Shares
Sold	8,373,079	6,819,246
Issued in reinvestment of distributions	976,965	956,105
Redeemed	(9,503,969)	(6,306,204)
Net increase (decrease)	(153,925)	1,469,147

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Pennsylvania Municipal Income Fund

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$11.31	$11.34	$10.77	$11.47	$11.10
Income from Investment Operations
Net investment income (loss)A	.336	.358	.373	.370	.387
Net realized and unrealized gain (loss)	(.291)	.013	.615	(.654)	.395
Total from investment operations	.045	.371	.988	(.284)	.782
Distributions from net investment income	(.336)	(.358)	(.373)	(.370)	(.386)
Distributions from net realized gain	(.049)	(.043)	(.045)	(.046)	(.026)
Total distributions	(.385)	(.401)	(.418)	(.416)	(.412)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$10.97	$11.31	$11.34	$10.77	$11.47
Total ReturnC	.34%	3.33%	9.30%	(2.50)%	7.13%
Ratios to Average Net AssetsD
Expenses before reductions	.49%	.49%	.49%	.49%	.49%
Expenses net of fee waivers, if any	.49%	.49%	.49%	.49%	.49%
Expenses net of all reductions	.49%	.49%	.49%	.49%	.48%
Net investment income (loss)	2.95%	3.17%	3.35%	3.33%	3.40%
Supplemental Data
Net assets, end of period (000 omitted)	$452,516	$468,086	$452,845	$404,493	$487,622
Portfolio turnover rate	18%	17%	12%	9%	16%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Pennsylvania Municipal Money Market Fund

Investment Summary/Performance (Unaudited)

Effective Maturity Diversification

Days	% of fund's investments 12/31/16	% of fund's investments 6/30/16	% of fund's investments 12/31/15
1 - 7	77.3	77.3	79.7
8 - 30	1.9	0.5	1.1
31 - 60	8.6	9.3	3.0
61 - 90	2.1	2.1	2.5
91 - 180	5.4	6.1	5.2
>180	4.7	4.7	8.5

Effective maturity is determined in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940.

Asset Allocation (% of fund's net assets)

As of December 31, 2016
Variable Rate Demand Notes (VRDNs)	43.9%
Tender Option Bond	24.5%
Other Municipal Security	22.9%
Investment Companies	8.5%
Net Other Assets (Liabilities)	0.2%

As of June 30, 2016
Variable Rate Demand Notes (VRDNs)	51.0%
Tender Option Bond	17.6%
Other Municipal Security	25.7%
Investment Companies	5.4%
Net Other Assets (Liabilities)	0.3%

Current And Historical 7-Day Yields

	12/31/16	9/30/16	6/30/16	3/31/16	12/31/15
Fidelity® Pennsylvania Municipal Money Market Fund	0.28%	0.30%	0.01%	0.01%	0.01%

Yield refers to the income paid by the Fund over a given period. Yields for money market funds are usually for seven-day periods, as they are here, though they are expressed as annual percentage rates. Past performance is no guarantee of future results. Yield will vary and it's possible to lose money investing in the Fund.

Fidelity® Pennsylvania Municipal Money Market Fund

Investments December 31, 2016

Showing Percentage of Net Assets

Variable Rate Demand Note - 43.9%
	Principal Amount	Value
Alabama - 0.1%
Decatur Indl. Dev. Board Exempt Facilities Rev. (Nucor Steel Decatur LLC Proj.) Series 2003 A, 1% 1/6/17, VRDN (a)(b)	$400,000	$400,000
Arkansas - 0.7%
Blytheville Indl. Dev. Rev. (Nucor Corp. Proj.) Series 1998, 1% 1/6/17, VRDN (a)(b)	200,000	200,000
Osceola Solid Waste Disp. Rev. (Plum Point Energy Associates, LLC Proj.) Series 2006, 0.93% 1/6/17, LOC Royal Bank of Scotland PLC, VRDN (a)(b)	2,500,000	2,500,000
		2,700,000
Delaware - 0.1%
Delaware Econ. Dev. Auth. Rev. (Delmarva Pwr. & Lt. Co. Proj.):
Series 1988, 0.96% 1/3/17, VRDN (a)(b)	200,000	200,000
Series 1993 C, 0.95% 1/6/17, VRDN (b)	100,000	100,000
Series 1994, 0.96% 1/3/17, VRDN (a)(b)	200,000	200,000
		500,000
Florida - 0.8%
Collier County Hsg. Fin. Auth. Multi-family Rev. (George Washington Carver Apts. Proj.) Series 2005, 0.82% 1/6/17, LOC PNC Bank NA, VRDN (a)(b)	3,340,000	3,340,000
Georgia - 0.3%
Burke County Indl. Dev. Auth. Poll. Cont. Rev. (Georgia Pwr. Co. Plant Vogtle Proj.) Series 2013, 0.77% 1/6/17, VRDN (b)	1,200,000	1,200,000
Indiana - 0.1%
Indiana Dev. Fin. Auth. Envir. Rev. (PSI Energy Proj.) Series 2003 B, 0.9% 1/6/17, VRDN (a)(b)	400,000	400,000
Iowa - 0.1%
Iowa Fin. Auth. Solid Disp. Waste Rev. (MidAmerican Energy Proj.) Series 2008 A, 0.8% 1/6/17, VRDN (a)(b)	300,000	300,000
Kentucky - 0.2%
Trimble County Poll. Cont. Rev. (Louisville Gas and Elec. Co. Proj.) Series 2016 A, 0.83% 1/6/17, VRDN (a)(b)	1,000,000	1,000,000
Louisiana - 0.2%
Saint James Parish Gen. Oblig. (Nucor Steel Louisiana LLC Proj.):
Series 2010 A1, 0.95% 1/6/17, VRDN (b)	700,000	700,000
Series 2010 B1, 0.94% 1/6/17, VRDN (b)	180,000	180,000
		880,000
Nebraska - 0.1%
Stanton County Indl. Dev. Rev. (Nucor Corp. Proj.) Series 1996, 1% 1/6/17, VRDN (a)(b)	400,000	400,000
Pennsylvania - 40.9%
Allegheny County Hosp. Dev. Auth. Rev.:
(Children's Institute Pittsburgh Proj.) Series 2005 A, 0.78% 1/6/17, LOC PNC Bank NA, VRDN (b)	2,965,000	2,965,000
(South Hills Health Sys. Proj.) Series 2000 A, 0.78% 1/6/17, LOC PNC Bank NA, VRDN (b)	10,000,000	10,000,000
Allegheny County Indl. Dev. Auth. Health Care Rev. (Vincentian Collaborative Sys. Proj.) Series 2008 A, 0.78% 1/6/17, LOC PNC Bank NA, VRDN (b)	6,440,000	6,440,000
Allegheny County Indl. Dev. Auth. Rev.:
(The Watson Institute Friendship Academy Proj.) Series 2010, 0.78% 1/6/17, LOC PNC Bank NA, VRDN (b)	3,525,000	3,525,000
(Union Elec. Steel Co. Proj.) Series 1996 A, 0.86% 1/6/17, LOC PNC Bank NA, VRDN (a)(b)	3,120,000	3,120,000
Bucks County Indl. Dev. Auth. Rev.:
(Lutheran Cmnty. at Telford Healthcare Ctr., Inc. Proj.) Series 2007 B, 0.9% 1/6/17, LOC Citizens Bank of Pennsylvania, VRDN (b)	3,415,000	3,415,000
(Snowball Real Estate LP Proj.) 0.89% 1/6/17, LOC Wells Fargo Bank NA, VRDN (a)(b)	895,000	895,000
Cap. Region Wtr. Swr. Rev. Series 2014 B, 0.77% 1/6/17, LOC Manufacturers & Traders Trust Co., VRDN (b)	15,800,000	15,800,000
Chester County Health & Ed. Auth. Rev. 0.77% 1/6/17, LOC Manufacturers & Traders Trust Co., VRDN (b)	3,580,000	3,580,000
Crawford County Indl. Dev. Auth. College Rev. (Allegheny College Proj.) Series 2009 B, 0.79% 1/6/17, LOC PNC Bank NA, VRDN (b)	2,000,000	2,000,000
Erie County Hosp. Auth. Rev. (Saint Vincent Health Ctr. Proj.) Series 2010 B, 0.77% 1/6/17, LOC Manufacturers & Traders Trust Co., VRDN (b)	16,560,000	16,560,000
Haverford Township School District Series 2009, 0.73% 1/6/17, LOC TD Banknorth, NA, VRDN (b)	7,960,000	7,960,000
Lancaster Indl. Dev. Auth. Rev.:
(Mennonite Home Proj.) 0.82% 1/6/17, LOC Manufacturers & Traders Trust Co., VRDN (b)	4,315,000	4,315,000
(Willow Valley Retirement Cmntys. Proj.) Series 2009 C, 0.79% 1/6/17, LOC PNC Bank NA, VRDN (b)	7,100,000	7,100,000
(Willow Valley Retirement Proj.) Series 2009 B, 0.79% 1/6/17, LOC PNC Bank NA, VRDN (b)	685,000	685,000
Luzerne County Convention Ctr. Series 2012, 0.78% 1/6/17, LOC PNC Bank NA, VRDN (b)	2,140,000	2,140,000
Montgomery County Redev. Auth. Multi-family Hsg. Rev. (Kingswood Apts. Proj.) Series 2001 A, 0.74% 1/6/17, LOC Fannie Mae, VRDN (b)	12,675,000	12,675,000
Pennsylvania Econ. Dev. Fing. Auth. Indl. Dev. Rev.:
(Leidy's, Inc. Proj.) Series 1995 D7, 0.9% 1/6/17, LOC PNC Bank NA, VRDN (a)(b)	400,000	400,000
Series 2004 B, 0.9% 1/6/17, LOC PNC Bank NA, VRDN (b)	800,000	800,000
Pennsylvania Higher Edl. Facilities Auth. Rev. (Point Park College Proj.) 0.83% 1/6/17, LOC PNC Bank NA, VRDN (b)	400,000	400,000
Philadelphia Arpt. Rev.:
Series 2005 C1, 0.75% 1/6/17, LOC TD Banknorth, NA, VRDN (a)(b)	18,720,000	18,720,000
Series 2005 C2, 0.74% 1/6/17, LOC Royal Bank of Canada, VRDN (a)(b)	11,145,000	11,145,000
Philadelphia Auth. for Indl. Dev. Rev.:
(Spl. People in Northeast, Inc. Proj.) Series 2006, 0.8% 1/6/17, LOC Citizens Bank of Pennsylvania, VRDN (b)	1,320,000	1,320,000
(The Franklin Institute Proj.) Series 2006, 0.74% 1/6/17, LOC Bank of America NA, VRDN (b)	3,555,000	3,555,000
Philadelphia Gen. Oblig. Series 2009 B, 0.74% 1/6/17, LOC Barclays Bank PLC, VRDN (b)	7,400,000	7,400,000
Pittsburgh Wtr. & Swr. Auth. Wtr. & Swr. Sys. Rev. Series 2008 B2, 0.77% 1/6/17, LOC PNC Bank NA, VRDN (b)	2,000,000	2,000,000
Ridley School District Series 2009, 0.73% 1/6/17, LOC TD Banknorth, NA, VRDN (b)	7,380,000	7,380,000
Westmoreland County Indl. Dev. Auth. Rev. (Excela Health Proj.) Series 2010 B, 0.78% 1/6/17, LOC PNC Bank NA, VRDN (b)	9,650,000	9,650,000
		165,945,000
Texas - 0.1%
Port Arthur Navigation District Envir. Facilities Rev. (Motiva Enterprises LLC Proj.) Series 2004, 0.92% 1/6/17, VRDN (a)(b)	200,000	200,000
West Virginia - 0.2%
West Virginia Econ. Dev. Auth. Solid Waste Disp. Facilities Rev.:
(Appalachian Pwr. Co. - Amos Proj.) Series 2008 B, 1% 1/6/17, VRDN (a)(b)	500,000	500,000
(Appalachian Pwr. Co.- Mountaineer Proj.) Series 2008 A, 1% 1/6/17, VRDN (a)(b)	400,000	400,000
		900,000
TOTAL VARIABLE RATE DEMAND NOTE
(Cost $178,165,000)		178,165,000

Tender Option Bond - 24.5%
Colorado - 0.0%
Colorado Health Facilities Auth. Rev. Participating VRDN Series Floaters XF 22 41, 0.92% 1/6/17 (Liquidity Facility Citibank NA) (b)(c)	100,000	100,000
Nebraska - 0.1%
Omaha Pub. Pwr. District Elec. Rev. Participating VRDN Series 16 XF1053, 0.9% 1/6/17 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(c)	200,000	200,000
New Jersey - 0.0%
New Jersey St. Trans. Trust Fund Auth. Participating VRDN Series Floaters 16 XF1059, 0.91% 1/6/17 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(c)	100,000	100,000
Pennsylvania - 24.4%
Geisinger Auth. Health Sys. Rev. Participating VRDN:
Series 15 ZF0174, 0.75% 1/6/17 (Liquidity Facility JPMorgan Chase Bank) (b)(c)	1,785,000	1,785,000
Series Putters 0047, 0.75% 1/6/17 (Liquidity Facility JPMorgan Chase Bank) (b)(c)	5,605,000	5,605,000
0.75% 1/6/17 (Liquidity Facility JPMorgan Chase Bank) (b)(c)	6,285,000	6,285,000
Lancaster County Hosp. Auth. Health Ctr. Rev. Participating VRDN Series 16 ZF0383, 0.76% 1/6/17 (Liquidity Facility Toronto-Dominion Bank) (b)(c)	3,750,000	3,750,000
Montgomery Cnty. Indl. Dev. Auth. Rev. Participating VRDN Series Floaters 62 144, 0.77% 1/6/17 (Liquidity Facility Barclays Bank PLC) (b)(c)	5,200,000	5,200,000
Pennsylvania Econ. Dev. Fing. Auth. Rev. Participating VRDN Series Floaters 16 YX1028, 0.8% 1/6/17 (Liquidity Facility Barclays Bank PLC) (b)(c)	3,605,000	3,605,000
Pennsylvania Gen. Oblig. Participating VRDN:
Series 16 ZF0424, 0.75% 1/6/17 (Liquidity Facility JPMorgan Chase Bank) (b)(c)	4,770,000	4,770,000
Series Floaters XF 05 34, 0.76% 1/6/17 (Liquidity Facility Toronto-Dominion Bank) (b)(c)	2,000,000	2,000,000
Series MS 3382, 0.75% 1/6/17 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)	7,500,000	7,500,000
Series Putters 4014, 0.75% 1/6/17 (Liquidity Facility JPMorgan Chase Bank) (b)(c)	3,000,000	3,000,000
Series ROC II R 14070, 0.76% 1/6/17 (Liquidity Facility Citibank NA) (b)(c)	8,000,000	8,000,000
Pennsylvania Health & Edl. Facilities Fing. Auth. Rev. Bonds Series E72, 0.92%, tender 3/1/17 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)	3,100,000	3,100,000
Pennsylvania Higher Edl. Facilities Auth. Bonds Series 2016 E75, 0.92%, tender 4/3/17 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)	5,000,000	5,000,000
Pennsylvania Higher Edl. Facilities Auth. Rev.:
Bonds Series WF 11 26C, 0.92%, tender 2/9/17 (Liquidity Facility Wells Fargo Bank NA) (b)(c)(d)	5,900,000	5,900,000
Participating VRDN:
Series Floaters XG 01 06, 0.79% 1/6/17 (Liquidity Facility Bank of America NA) (b)(c)	4,095,000	4,095,000
Series MS 3252, 0.75% 1/6/17 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)	5,840,000	5,840,000
Pennsylvania Intergovernmental Coop. Auth. Spl. Tax Rev. Participating VRDN Series Putters 15 XM0010, 0.75% 1/6/17 (Liquidity Facility JPMorgan Chase Bank) (b)(c)	5,035,000	5,035,000
Philadelphia Auth. For Indl. Dev. Participating VRDN:
Series 15 ZF0167, 0.75% 1/6/17 (Liquidity Facility JPMorgan Chase Bank) (b)(c)	2,750,000	2,750,000
Series Putters 14 XM0005, 0.75% 1/6/17 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(e)	5,625,000	5,625,000
Philadelphia Hospitals & Higher Ed. Facilities Auth. Hosp. Rev. Participating VRDN Series 15 F0114, 0.75% 1/6/17 (Liquidity Facility JPMorgan Chase Bank) (b)(c)	5,330,000	5,330,000
Univ. of Pittsburgh Med. Ctr. Bonds Series RBC E53, 0.92%, tender 4/3/17 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)	4,905,000	4,905,000
		99,080,000
TOTAL TENDER OPTION BOND
(Cost $99,480,000)		99,480,000

Other Municipal Security - 22.9%
Georgia - 0.7%
Main Street Natural Gas, Inc. Georgia Gas Proj. Rev. Bonds:
Series 2010 A1, 0.83%, tender 4/3/17 (Liquidity Facility Royal Bank of Canada) (b)	1,800,000	1,800,000
Series 2010 A2, 0.83%, tender 4/3/17 (Liquidity Facility Royal Bank of Canada) (b)	1,000,000	1,000,000
		2,800,000
Kentucky - 0.0%
Jefferson County Poll. Cont. Rev. Bonds Series 01A, 0.85% tender 1/23/17, CP mode	200,000	200,000
Massachusetts - 0.4%
Massachusetts Indl. Fin. Agcy. Poll. Cont. Rev. Bonds (New England Pwr. Co. Proj.):
Series 1992:
0.9% tender 1/25/17, CP mode	100,000	100,000
0.9% tender 2/2/17, CP mode	300,000	300,000
Series 1993 A, 0.9% tender 1/25/17, CP mode	600,000	600,000
Series 93B, 0.85% tender 1/19/17, CP mode	500,000	500,000
		1,500,000
New Hampshire - 0.6%
New Hampshire Bus. Fin. Auth. Poll. Cont. Rev. Bonds:
(New England Pwr. Co. Proj.) Series 90B, 0.8% tender 1/4/17, CP mode	400,000	400,000
Series 1990 A:
0.95% tender 1/24/17, CP mode (a)	800,000	800,000
0.95% tender 2/2/17, CP mode (a)	300,000	300,000
Series A1:
0.95% tender 1/30/17, CP mode (a)	100,000	100,000
0.97% tender 1/31/17, CP mode (a)	700,000	700,000
		2,300,000
Pennsylvania - 21.0%
Lancaster County Hosp. Auth. Health Ctr. Rev. Bonds Series 2007 B, 5% 3/15/17 (Pre-Refunded to 3/15/17 @ 100)	1,025,000	1,033,822
Pennsylvania Econ. Dev. Fin. Auth. Unemployment Compensation Rev. Bonds Series 2012 A, 4%	2,270,000	2,270,000
Pennsylvania Econ. Dev. Fing. Auth. Indl. Dev. Rev. Bonds Series 2014 A, 4% 2/1/17	4,290,000	4,301,874
Pennsylvania Gen. Oblig. Bonds:
Series 2007 A, 5% 8/1/17	3,000,000	3,070,908
Series 2009:
5% 3/15/17	1,235,000	1,245,587
5% 7/1/17	1,500,000	1,530,776
Series 2010 A, 5% 5/1/17	3,290,000	3,335,639
Series 2010, 5% 2/15/17	5,940,000	5,971,370
Series 2011, 5% 7/1/17	1,035,000	1,056,228
Series 2013, 5% 4/1/17	2,525,000	2,552,344
Series 2015, 5% 3/15/17	2,000,000	2,017,385
Series 2016, 5% 2/1/17	5,900,000	5,921,373
5% 6/1/17	6,000,000	6,105,902
5% 7/1/17	6,125,000	6,251,798
5% 8/15/17	1,500,000	1,540,302
5.375% 7/1/17	675,000	689,712
Philadelphia Arpt. Rev. Series B3:
0.81% 1/5/17, LOC Wells Fargo Bank NA, CP (a)	5,200,000	5,200,000
0.83% 3/8/17, LOC Wells Fargo Bank NA, CP (a)	4,200,000	4,200,000
Philadelphia Gas Works Rev. Series 2, 0.72% 1/5/17, LOC PNC Bank NA, CP	4,400,000	4,400,000
Philadelphia Gen. Oblig. TRAN Series 2016 A, 2% 6/30/17	5,000,000	5,025,690
Univ. of Pittsburgh Commonwealth Sys. of Higher Ed. Bonds:
Series 05B, 0.65% tender 1/4/17, CP mode	4,400,000	4,400,000
Series 07B, 0.88% tender 1/18/17, CP mode	5,000,000	5,000,000
Series 14B1, 0.67% tender 2/14/17, CP mode	3,050,000	3,050,000
Series 14B2, 0.68% tender 2/14/17, CP mode	5,000,000	5,000,000
		85,170,710
Virginia - 0.1%
Halifax County Indl. Dev. Auth. Poll. Cont. Rev. Bonds Series 2016, 0.98% tender 1/25/17, CP mode (a)	400,000	400,000
West Virginia - 0.1%
Grant County Cmnty. Solid Waste Disp. Rev. Bonds Series 96, 0.96% tender 2/2/17, CP mode (a)	300,000	300,000
TOTAL OTHER MUNICIPAL SECURITY
(Cost $92,670,710)		92,670,710
	Shares	Value

Investment Company - 8.5%
Fidelity Municipal Cash Central Fund, 0.79%(f)(g)
(Cost $34,508,280)	34,507,750	34,508,280
TOTAL INVESTMENT PORTFOLIO - 99.8%
(Cost $404,823,990)		404,823,990
NET OTHER ASSETS (LIABILITIES) - 0.2%		701,844
NET ASSETS - 100%		$405,525,834

Security Type Abbreviations

CP – COMMERCIAL PAPER

TRAN – TAX AND REVENUE ANTICIPATION NOTE

VRDN – Variable Rate Demand Note (A debt instrument that is payable upon demand, either daily, weekly or monthly)

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Provides evidence of ownership in one or more underlying municipal bonds.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $18,905,000 or 4.7% of net assets.

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $5,625,000 or 1.4% of net assets.

 (f) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

 (g) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Cost
Pennsylvania Health & Edl. Facilities Fing. Auth. Rev. Bonds Series E72, 0.92%, tender 3/1/17 (Liquidity Facility Royal Bank of Canada)	6/1/16	$3,100,000
Pennsylvania Higher Edl. Facilities Auth. Bonds Series 2016 E75, 0.92%, tender 4/3/17 (Liquidity Facility Royal Bank of Canada)	7/1/16	$5,000,000
Pennsylvania Higher Edl. Facilities Auth. Rev. Bonds Series WF 11 26C, 0.92%, tender 2/9/17 (Liquidity Facility Wells Fargo Bank NA)	8/11/16	$5,900,000
Univ. of Pittsburgh Med. Ctr. Bonds Series RBC E53, 0.92%, tender 4/3/17 (Liquidity Facility Royal Bank of Canada)	3/31/16	$4,905,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Municipal Cash Central Fund	$161,520
Total	$161,520

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Pennsylvania Municipal Money Market Fund

Financial Statements

Statement of Assets and Liabilities

		December 31, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $370,315,710)	$370,315,710
Fidelity Central Funds (cost $34,508,280)	34,508,280
Total Investments (cost $404,823,990)		$404,823,990
Receivable for fund shares sold		567,998
Interest receivable		1,160,062
Distributions receivable from Fidelity Central Funds		17,957
Other receivables		260
Total assets		406,570,267
Liabilities
Payable to custodian bank	$454,644
Payable for fund shares redeemed	414,115
Distributions payable	3,722
Accrued management fee	171,720
Other affiliated payables	232
Total liabilities		1,044,433
Net Assets		$405,525,834
Net Assets consist of:
Paid in capital		$405,523,911
Accumulated undistributed net realized gain (loss) on investments		1,923
Net Assets, for 405,273,865 shares outstanding		$405,525,834
Net Asset Value, offering price and redemption price per share ($405,525,834 ÷ 405,273,865 shares)		$1.00

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2016
Investment Income
Interest		$2,163,669
Income from Fidelity Central Funds		161,520
Total income		2,325,189
Expenses
Management fee	$2,792,490
Independent trustees' fees and expenses	2,638
Total expenses before reductions	2,795,128
Expense reductions	(842,585)	1,952,543
Net investment income (loss)		372,646
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	34,860
Fidelity Central Funds	480
Total net realized gain (loss)		35,340
Net increase in net assets resulting from operations		$407,986

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2016	Year ended December 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$372,646	$71,521
Net realized gain (loss)	35,340	49,955
Net increase in net assets resulting from operations	407,986	121,476
Distributions to shareholders from net investment income	(372,232)	(71,539)
Distributions to shareholders from net realized gain	(25,493)	(27,761)
Total distributions	(397,725)	(99,300)
Share transactions at net asset value of $1.00 per share
Proceeds from sales of shares	562,871,356	1,599,662,197
Reinvestment of distributions	376,905	93,316
Cost of shares redeemed	(889,433,202)	(1,628,544,631)
Net increase (decrease) in net assets and shares resulting from share transactions	(326,184,941)	(28,789,118)
Total increase (decrease) in net assets	(326,174,680)	(28,766,942)
Net Assets
Beginning of period	731,700,514	760,467,456
End of period	$405,525,834	$731,700,514

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Pennsylvania Municipal Money Market Fund

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations
Net investment income (loss)	.001	–A	–A	–A	–A
Net realized and unrealized gain (loss)A	–	–	–	–	–
Total from investment operations	.001	–A	–A	–A	–A
Distributions from net investment income	(.001)	–A	–A	–A	–A
Distributions from net realized gain	–A	–A	–	–	–
Total distributions	(.001)	–A	–A	–A	–A
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total ReturnB	.09%	.01%	.01%	.01%	.01%
Ratios to Average Net AssetsC,D
Expenses before reductions	.50%	.50%	.50%	.50%	.50%
Expenses net of fee waivers, if any	.35%	.06%	.07%	.11%	.18%
Expenses net of all reductions	.35%	.06%	.07%	.11%	.18%
Net investment income (loss)	.07%	.01%	.01%	.01%	.01%
Supplemental Data
Net assets, end of period (000 omitted)	$405,526	$731,701	$760,467	$789,696	$788,486

 A Amount represents less than $.0005 per share.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed or waived or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements, waivers or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement and waivers but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2016

1. Organization.

Fidelity Pennsylvania Municipal Income Fund (the Income Fund) is a fund of Fidelity Municipal Trust. Fidelity Pennsylvania Municipal Money Market Fund (the Money Market Fund) is a fund of Fidelity Municipal Trust II. Each Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Municipal Trust and Fidelity Municipal Trust II (the Trusts) are organized as a Massachusetts business trust and a Delaware statutory trust, respectively. Each Fund is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. Effective January 1, 2016 shares of the Money Market Fund are only available for purchase by retail shareholders. Each Fund may be affected by economic and political developments in the state of Pennsylvania.

2. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Income Fund's investments to the Fair Value Committee (the Committee) established by the Income Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Income Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Income Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Income Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

For the Income Fund, debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

For the Money Market Fund, as permitted by compliance with certain conditions under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates fair value. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity. Securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

For the Income Fund, changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day for the Income Fund and trades executed through the end of the current business day for the Money Market Fund. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2016, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, deferred trustees compensation and losses deferred due to excise tax regulations.

The Funds purchase municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities
Fidelity Pennsylvania Municipal Income Fund	$433,807,342	$14,487,631	$(5,922,293)	$8,565,338
Fidelity Pennsylvania Municipal Money Market Fund	404,823,990	–	–	–

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed tax-exempt income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Pennsylvania Municipal Income Fund	$–	$1,036,890	$8,565,338
Fidelity Pennsylvania Municipal Money Market Fund	3,894	–	–

Certain of the Funds intend to elect to defer to the next fiscal year capital losses recognized during the period November 1, 2015 to December 31, 2015. Loss deferrals were as follows:

Capital losses
Fidelity Pennsylvania Municipal Money Market Fund	$(1,746)

The tax character of distributions paid was as follows:

December 31, 2016
	Tax-Exempt Income	Ordinary Income	Long-term Capital Gains	Total
Fidelity Pennsylvania Municipal Income Fund	$14,451,215	$43,964	$2,094,217	$16,589,396
Fidelity Pennsylvania Municipal Money Market Fund	372,232	–	25,493	397,725

December 31, 2015
	Tax-Exempt Income	Ordinary Income	Long-term Capital Gains	Total
Fidelity Pennsylvania Municipal Income Fund	$14,703,703	$–	$1,756,019	$16,459,722
Fidelity Pennsylvania Municipal Money Market Fund	71,539	–	27,761	99,300

Short-Term Trading (Redemption) Fees. Shares held by investors in the Income Fund less than 30 days may be subject to a redemption fee equal to .50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2016, the Board of Trustees approved the elimination of these redemption fees effective December 12, 2016.

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, for the Income Fund aggregated $105,989,297 and $85,111,527, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Income Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .36% of the Fund's average net assets.

Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Money Market Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .50% of the Fund's average net assets. Under the management contract, the investment adviser pays all other expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense. The management fee is reduced by an amount equal to the fees and expenses paid by the Fund to the independent Trustees.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Funds. Under the terms of the management fee contract, the investment adviser pays transfer agent fees on behalf of the Money Market Fund. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the Income Fund's transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Fidelity Pennsylvania Municipal Income Fund	.08%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. For the Income Fund, interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Income Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Fidelity Pennsylvania Municipal Income Fund	$1,251

During the period, the Income Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser or its affiliates voluntarily agreed to waive certain fees for the Money Market Fund in order to maintain a minimum annualized yield of .01%. Such arrangements may be discontinued by the investment adviser at any time. For the period, the amount of the waiver was $839,003.

Through arrangements with the Income Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce fund expenses. These expense reductions are noted in the table below.

In addition, through an arrangement with the Money Market Fund's custodian, $3,582 of credits realized as a result of certain uninvested cash balances were used to reduce the Fund's management fee.

Custody expense reduction
Fidelity Pennsylvania Municipal Income Fund	$3,768

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses as follows:

Amount
Fidelity Pennsylvania Municipal Income Fund	$1,900

8. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Municipal Trust and Fidelity Municipal Trust II and the Shareholders of Fidelity Pennsylvania Municipal Income Fund and Fidelity Pennsylvania Municipal Money Market Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Pennsylvania Municipal Income Fund (a fund of Fidelity Municipal Trust) and Fidelity Pennsylvania Municipal Money Market Fund (a fund of Fidelity Municipal Trust II) (the "Funds") as of December 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 15, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 243 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  The Operations Committee also worked and continues to work with FMR to enhance the stress tests required under SEC regulations for money market funds.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trusts or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Timothy Huyck (1964)

Year of Election or Appointment: 2015

Vice President of Fidelity's Money Market Funds

Mr. Huyck also serves as Vice President of other funds. Mr. Huyck serves as Chief Investment Officer of Fidelity's Money Market Funds (2015-present) and is an employee of Fidelity Investments (1990-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Christine J. Thompson (1958)

Year of Election or Appointment: 2015

Vice President of Fidelity's Bond Funds

Ms. Thompson also serves as Vice President of other funds. Ms. Thompson also serves as Chief Investment Officer of FMR's Bond Group (2010-present) and is an employee of Fidelity Investments (1985-present). Previously, Ms. Thompson served as Vice President of Fidelity's Bond Funds (2010-2012).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period-B July 1, 2016 to December 31, 2016
Fidelity Pennsylvania Municipal Income Fund	.48%
Actual		$1,000.00	$961.90	$2.37
Hypothetical-C		$1,000.00	$1,022.72	$2.44
Fidelity Pennsylvania Municipal Money Market Fund	.49%
Actual		$1,000.00	$1,000.80	$2.46
Hypothetical-C		$1,000.00	$1,022.67	$2.49

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Pennsylvania Municipal Income Fund	02/06/17	02/03/17	$0.000	$0.027
Fidelity Pennsylvania Municipal Money Market Fund	02/06/17	02/03/17	$0.000	$0.000

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended December 31, 2016, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Pennsylvania Municipal Income Fund	$2,994,163
Fidelity Pennsylvania Municipal Money Market Fund	$37,414

During fiscal year ended 2016, 100% of each fund's income dividends were free from federal income tax, and 0.99% of Fidelity Pennsylvania Municipal Income Fund and 16.28% of Fidelity Pennsylvania Municipal Money Market Fund income dividends were subject to the federal alternative minimum tax.

The funds will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Pennsylvania Municipal Income Fund / Fidelity Pennsylvania Municipal Money Market Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2016 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance (for Fidelity Pennsylvania Municipal Income Fund).  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in May 2016.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Investment Performance (for Fidelity Pennsylvania Municipal Money Market Fund).  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a peer group of funds with similar objectives ("peer group").

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to the gross performance of appropriate peer groups, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the fund's market value NAV over time and its resilience under various stressed conditions; and fund cash flows and other factors.

The Board recognizes that in interest rate environments where many competitors waive fees to maintain a minimum yield, relative money market fund performance on a net basis (after fees and expenses) may not be particularly meaningful due to miniscule performance differences among competitor funds. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and considered by the Board. Because the vast majority of competitor funds' management fees do not cover non-management expenses, for a more meaningful comparison of management fees, Fidelity Pennsylvania Municipal Money Market Fund is compared on the basis of a hypothetical "net management fee," which is derived by subtracting payments made by FMR for non-management expenses (including transfer agent fees, pricing and bookkeeping fees, and fees paid to non-affiliated custodians) from the fund's all-inclusive fee. In this regard, the Board considered that net management fees can vary from year to year because of differences in non-management expenses.

Fidelity Pennsylvania Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015.

Fidelity Pennsylvania Municipal Money Market Fund

The Board noted that the fund's hypothetical net management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of Fidelity Pennsylvania Municipal Income Fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund.

In its review of Fidelity Pennsylvania Municipal Money Market Fund's total expense ratio, the Board considered the fund's hypothetical net management fee rate as well as the fund's all-inclusive fee rate. The Board also considered other expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees, paid by FMR under the all-inclusive arrangement. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund.

As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund's total expense ratio ranked below the competitive median for 2015. The Board considered that Fidelity has been voluntarily waiving part or all of the management fees to maintain a minimum yield for Fidelity Pennsylvania Municipal Money Market Fund.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that due to Fidelity Pennsylvania Municipal Money Market Fund's current contractual arrangements its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that Fidelity Pennsylvania Municipal Income Fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces; (x) the approach to considering "fall-out" benefits; and (xi) the impact of money market reform on Fidelity's money market funds, including with respect to costs and profitability. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Proxy Voting Results

A special meeting of Fidelity® Pennsylvania Municipal Money Market Fund's shareholders was held on February 12, 2016. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.
	# of Votes	% of Votes
Elizabeth S. Acton
Affirmative	990,112,248.51	94.973
Withheld	52,412,467.62	5.027
TOTAL	1,042,524,716.13	100.000
John Engler
Affirmative	979,840,026.26	93.988
Withheld	62,684,689.87	6.012
TOTAL	1,042,524,716.13	100.000
Albert R. Gamper, Jr.
Affirmative	988,200,285.84	94.790
Withheld	54,324,430.29	5.210
TOTAL	1,042,524,716.13	100.000
Robert F. Gartland
Affirmative	990,287,516.81	94.990
Withheld	52,237,199.32	5.010
TOTAL	1,042,524,716.13	100.000
Abigail P. Johnson
Affirmative	986,818,518.63	94.657
Withheld	55,706,197.50	5.343
TOTAL	1,042,524,716.13	100.000
Arthur E. Johnson
Affirmative	988,490,870.48	94.818
Withheld	54,033,845.65	5.182
TOTAL	1,042,524,716.13	100.000
Michael E. Kenneally
Affirmative	990,615,595.60	95.021
Withheld	51,909,120.53	4.979
TOTAL	1,042,524,716.13	100.000
James H. Keyes
Affirmative	989,121,754.10	94.878
Withheld	53,402,962.03	5.122
TOTAL	1,042,524,716.13	100.000
Marie L. Knowles
Affirmative	987,633,370.10	94.735
Withheld	54,891,346.03	5.265
TOTAL	1,042,524,716.13	100.000
Geoffrey A. von Kuhn
Affirmative	987,164,185.38	94.690
Withheld	55,360,530.75	5.310
TOTAL	1,042,524,716.13	100.000
Proposal 1 reflects trust wide proposal and voting results.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

PFR-ANN-0217
1.540037.119

Fidelity® Michigan Municipal Income Fund Fidelity® Michigan Municipal Money Market Fund Annual Report December 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Fidelity® Michigan Municipal Income Fund
Investment Summary
Investments
Financial Statements
Fidelity® Michigan Municipal Money Market Fund
Investment Summary/Performance
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Fidelity® Michigan Municipal Income Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Past 10 years
Fidelity® Michigan Municipal Income Fund	(0.16)%	3.13%	3.98%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Michigan Municipal Income Fund on December 31, 2006.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Municipal Bond Index performed over the same period.

Period Ending Values
$14,771	Fidelity® Michigan Municipal Income Fund
$15,158	Bloomberg Barclays Municipal Bond Index

Effective August 24, 2016, all Barclays benchmark indices were co-branded as the Bloomberg Barclays Indices for a period of five years.

Fidelity® Michigan Municipal Income Fund

Management's Discussion of Fund Performance

Market Recap:  For the 12 months ending December 31, 2016, tax-exempt bonds eked out only a 0.25% return, according to the Bloomberg Barclays Municipal Bond Index. For much of the period, fairly strong demand and a stable credit environment for state and local governments drove moderate muni returns. But a downward trend began in September and steepened through November – the worst month for the muni market since 2008 – as investors became concerned about U.S. President-elect Donald Trump’s expansionary fiscal policy ambitions, inflation and the potential for tax reform to impair tax-exempt bond valuations. Further, some theorized that changes to or repeal of the Affordable Care Act by the incoming administration and a Republican-controlled Congress may affect the prices of muni bonds issued by hospitals. Muni bonds also were hurt by market anticipation of a quarter-point increase in policy interest rates, which happened in December. At year-end, concerns about unfunded pension liabilities generally are compartmentalized to certain issuers. Looking ahead, we think the U.S. Federal Reserve is likely to raise policy interest rates further in 2017, perhaps in multiple stages.

Comments from Co-Portfolio Manager Cormac Cullen:  For the year, the fund returned -0.16%, modestly lagging, net of fees, the 0.24% gain of the Bloomberg Barclays Michigan Enhanced Municipal Bond Index. The portfolio managers continued to focus on long-term objectives by seeking to generate attractive tax-exempt income and competitive risk-adjusted returns over time. The manner in which the fund’s investments were spread across bonds with various maturities – known as yield curve positioning – was the main drag on our result versus the state index. The fund was bulleted, meaning it was more heavily concentrated in bonds in the intermediate-maturity range, reflecting what we viewed as attractive valuations. However, bonds in the intermediate-maturity range underperformed shorter- and longer-term alternatives. In contrast, relative performance was helped by our overweighting in lower-rated investment-grade bonds, particularly those in the health care sector. These securities – rated A and BBB – attracted heavy demand from yield-seeking investors throughout much of the year. Coupled with the comparatively high level of income they generated, they outperformed high-quality securities, in which the fund had an underweighting for the year overall.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On May 2, 2016, Cormac Cullen, Kevin Ramundo and Mark Sommer became Co-Managers of the fund, succeeding Portfolio Manager Jamie Pagliocco.

Fidelity® Michigan Municipal Income Fund

Investment Summary (Unaudited)

Top Five Sectors as of December 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	33.7	34.4
Health Care	22.1	18.3
Escrowed/Pre-Refunded	11.6	12.0
Education	7.8	11.8
Transportation	7.8	7.2

Quality Diversification (% of fund's net assets)

As of December 31, 2016
AAA	4.0%
AA,A	85.0%
BBB	2.5%
Not Rated	5.9%
Short-Term Investments and Net Other Assets	2.6%

As of June 30, 2016
AAA	4.0%
AA,A	80.9%
BBB	1.3%
BB and Below	0.4%
Not Rated	5.3%
Short-Term Investments and Net Other Assets	8.1%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Fidelity® Michigan Municipal Income Fund

Investments December 31, 2016

Showing Percentage of Net Assets

Municipal Bonds - 97.4%
	Principal Amount	Value
Guam - 0.8%
Guam Gov't. Ltd. Oblig. Rev. Series 2016 A:
5% 12/1/35	$555,000	$591,591
5% 12/1/46	2,000,000	2,118,500
Guam Int'l. Arpt. Auth. Rev. Series 2013 C, 6.25% 10/1/34 (a)	1,000,000	1,139,600
Guam Pwr. Auth. Rev. Series 2012 A, 5% 10/1/23 (FSA Insured)	1,175,000	1,322,792

TOTAL GUAM		5,172,483

Michigan - 96.6%
Ann Arbor Econ. Dev. Corp. Ltd. Oblig. Rev. (Glacier Hills, Inc. Proj.) 8.375% 1/15/19 (Escrowed to Maturity)	1,053,000	1,125,341
Battle Creek School District Series 2016:
5% 5/1/35	2,240,000	2,508,979
5% 5/1/36	1,500,000	1,670,010
5% 5/1/37	1,175,000	1,305,214
Bay City School District Rev.:
5% 11/1/25	1,000,000	1,148,260
5% 11/1/26	1,000,000	1,139,020
5% 11/1/27	700,000	795,830
5% 11/1/28	250,000	284,048
Brandon School District Series 2016 A:
5% 5/1/28	2,515,000	2,898,915
5% 5/1/29	1,250,000	1,433,850
5% 5/1/30	1,250,000	1,424,950
Charter Township of Commerce Gen. Oblig. Series 2009 B, 5.125% 12/1/38 (Pre-Refunded to 12/1/18 @ 100)	970,000	1,039,792
Chelsea School District Series 2008, 5% 5/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,675,000	1,755,048
Chippewa Valley Schools:
Series 2016 A:
5% 5/1/32	1,000,000	1,134,070
5% 5/1/33	1,000,000	1,129,160
5% 5/1/34	1,075,000	1,208,590
5% 5/1/35	775,000	867,543
Series 2016:
5% 5/1/25	1,420,000	1,660,775
5% 5/1/27	555,000	650,571
Clarkston Cmnty. Schools:
Series 2016, 5% 5/1/29	1,500,000	1,717,050
5% 5/1/28	1,735,000	1,995,701
Detroit City School District Series 2005 A, 5.25% 5/1/30 (FSA Insured)	5,000,000	5,919,200
Detroit School District Series 2012 A, 5% 5/1/24	5,000,000	5,535,000
Detroit Swr. Disp. Rev.:
Series 1998, 5.5% 7/1/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,050,000	3,106,944
Series 2001 E, 5.75% 7/1/31 (Pre-Refunded to 7/1/18 @ 100)	1,400,000	1,492,638
Series 2006, 5% 7/1/36	10,000	10,028
Detroit Wtr. Supply Sys. Rev. Series 2006 B, 7% 7/1/36 (Pre-Refunded to 7/1/19 @ 100)	2,700,000	3,064,284
Detroit/Wayne Co. Stadium Auth. Series 2012:
5% 10/1/21 (FSA Insured)	2,000,000	2,177,220
5% 10/1/22 (FSA Insured)	2,645,000	2,929,232
5% 10/1/26 (FSA Insured)	4,850,000	5,243,384
Dexter Cmnty. Schools (School Bldg. and Site Proj.) Series 1998, 5.1% 5/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000,000	1,029,390
Farmington Pub. School District Gen. Oblig.:
5% 5/1/25 (FSA Insured)	2,140,000	2,497,637
5% 5/1/26 (FSA Insured)	1,385,000	1,604,176
5% 5/1/27 (FSA Insured)	1,425,000	1,641,386
Ferris State Univ. Rev. Series 2016, 5% 10/1/41	2,000,000	2,228,200
Forest Hills Pub. Schools:
5% 5/1/18	1,650,000	1,729,514
5% 5/1/19	1,375,000	1,480,793
5% 5/1/20	1,575,000	1,736,249
5% 5/1/21	1,575,000	1,771,056
Fraser Pub. School District Series 2006 B, 5% 5/1/29	1,455,000	1,669,001
Genesee County Gen. Oblig. Series 2005:
5% 5/1/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,355,000	1,372,330
5% 5/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,505,000	1,523,948
Grand Blanc Cmnty. Schools Series 2013, 4% 5/1/24	4,925,000	5,268,026
Grand Rapids Cmnty. College Series 2008, 5% 5/1/19 (FSA Insured)	1,315,000	1,378,909
Grand Rapids San. Swr. Sys. Rev.:
Series 2012, 5% 1/1/37	1,250,000	1,377,463
Series 2014:
5% 1/1/27	1,300,000	1,502,709
5% 1/1/29	800,000	917,024
5% 1/1/30	2,000,000	2,277,540
Series 2016, 5% 1/1/37	1,250,000	1,409,975
Grand Rapids Wtr. Supply Sys. Series 2016:
5% 1/1/31	250,000	289,565
5% 1/1/32	320,000	369,008
5% 1/1/33	550,000	630,504
5% 1/1/34	500,000	570,660
5% 1/1/35	920,000	1,043,860
5% 1/1/36	385,000	435,870
5% 1/1/41	2,190,000	2,457,618
5% 1/1/46	800,000	894,480
Grand Traverse County Hosp.:
Series 2011 A, 5.375% 7/1/35	2,000,000	2,172,700
Series 2014 A, 5% 7/1/47	1,400,000	1,486,100
Grand Valley Michigan State Univ. Rev.:
Series 2007, 5% 12/1/19 (AMBAC Insured)	500,000	516,595
Series 2008, 5% 12/1/33 (Pre-Refunded to 6/1/18 @ 100)	5,000,000	5,265,400
Series 2014 B:
5% 12/1/25	500,000	576,745
5% 12/1/26	1,900,000	2,190,187
5% 12/1/28	1,800,000	2,059,830
Great Lakes Wtr. Auth. Sew Disp. Sys. Series 2016 C, 5% 7/1/31	7,000,000	7,758,030
Harper Creek Cmnty. School District (School Bldg. & Site Proj.) Series 2008:
4.75% 5/1/27 (FSA Insured)	500,000	519,510
5.25% 5/1/21 (FSA Insured)	2,000,000	2,097,240
5.25% 5/1/24 (FSA Insured)	2,100,000	2,201,262
Hudsonville Pub. Schools:
4% 5/1/24	1,220,000	1,314,513
4% 5/1/25	500,000	537,530
5% 5/1/20	1,000,000	1,098,300
5% 5/1/22	600,000	679,734
5.25% 5/1/41	1,750,000	1,908,428
Ingham, Eaton and Clinton Counties Lansing School District 5% 5/1/22	1,730,000	1,959,900
Jackson County Hosp. Fin. Auth. Hosp. Rev. (Allegiance Health Proj.) Series 2010 A, 5% 6/1/37 (Pre-Refunded to 6/1/20 @ 100)	2,250,000	2,494,643
Kalamazoo Hosp. Fin. Auth. Hosp. Facilities Rev. Series 2016:
5% 5/15/28	750,000	842,295
5% 5/15/29	2,500,000	2,792,800
5% 5/15/30	3,375,000	3,739,028
Kalamazoo Pub. Schools 5% 5/1/17 (FSA Insured)	1,595,000	1,599,291
Kent County Gen. Oblig. Series 2015:
5% 1/1/28	4,655,000	5,500,395
5% 1/1/29	4,390,000	5,173,352
Kent Hosp. Fin. Auth. Hosp. Facilities Rev. (Spectrum Health Sys. Proj.) Series 2011 A, 5.5% 11/15/25	5,000,000	5,751,600
Kentwood Pub. Schools Series 2012:
4% 5/1/21	1,000,000	1,073,800
4% 5/1/22	1,000,000	1,076,870
L'Anse Creuse Pub. Schools Series 2012:
5% 5/1/22	1,500,000	1,674,195
5% 5/1/23	1,500,000	1,670,910
Lake Orion Cmnty. School District:
5% 5/1/23	1,915,000	2,202,959
5% 5/1/25	3,275,000	3,835,615
Lansing Board of Wtr. & Lt. Util. Rev. 5.5% 7/1/41	5,000,000	5,617,350
Lansing Cmnty. College:
5% 5/1/23	1,135,000	1,291,312
5% 5/1/25	1,540,000	1,742,171
Lapeer Cmnty. Schools Series 2007:
5% 5/1/19 (Pre-Refunded to 5/1/18 @ 100)	1,350,000	1,417,797
5% 5/1/20 (Pre-Refunded to 5/1/18 @ 100)	1,425,000	1,496,564
5% 5/1/22 (Pre-Refunded to 5/1/18 @ 100)	1,395,000	1,465,057
Lenawee Co. Hosp. Fin. Auth. Hosp. Rev. (ProMedica Heathcare Oblig. Group Proj.) Series 2011 B, 6% 11/15/35	3,030,000	3,507,983
Lincoln Consolidated School District Series 2016 A:
5% 5/1/28	2,025,000	2,309,695
5% 5/1/29	1,430,000	1,622,421
5% 5/1/31	500,000	560,885
5% 5/1/32	1,000,000	1,118,390
Marquette Board Lt. & Pwr. Elec. Util. Sys. Rev. Series 2016 A:
5% 7/1/29	780,000	895,495
5% 7/1/30	900,000	1,026,927
5% 7/1/31	780,000	885,908
5% 7/1/32	1,000,000	1,130,570
5% 7/1/33	705,000	793,393
Michigan Bldg. Auth. Rev.:
(Facilities Prog.) Series 2015 1, 5% 10/15/50	7,250,000	7,899,455
Series 2009 I, 5.25% 10/15/25 (Assured Guaranty Corp. Insured)	2,000,000	2,192,940
Series 2016:
6% 10/15/38	165,000	178,124
6% 10/15/38 (Pre-Refunded to 10/15/18 @ 100)	1,805,000	1,953,570
Series IA:
5.375% 10/15/41	3,000,000	3,373,080
5.5% 10/15/45	10,000,000	11,237,200
5% 4/15/33	5,000,000	5,586,400
5% 4/15/38	3,000,000	3,301,680
6% 10/15/38 (Pre-Refunded to 10/15/18 @ 100)	3,030,000	3,279,399
Michigan Fin. Auth. Rev.:
(Holland Cmnty. Hosp. Proj.) Series 2013 A:
5% 1/1/33	1,250,000	1,376,025
5% 1/1/40	3,000,000	3,269,970
(Local Govt. Ln. Prog.) Series 2014 D, 5% 7/1/37 (FSA Insured)	1,000,000	1,085,030
Series 2012 A:
4.125% 6/1/32 (Pre-Refunded to 6/1/22 @ 100)	3,000,000	3,321,810
5% 6/1/27 (Pre-Refunded to 6/1/22 @ 100)	125,000	143,983
5% 6/1/39 (Pre-Refunded to 6/1/22 @ 100)	12,790,000	14,732,289
Series 2012 B, 5% 7/1/22	1,700,000	1,715,895
Series 2012:
5% 11/15/24	660,000	754,446
5% 11/15/25	1,000,000	1,137,240
5% 11/1/26	6,425,000	7,190,282
5% 11/15/26	800,000	905,592
5% 11/15/36	6,200,000	6,809,274
5% 11/1/42	2,000,000	2,159,960
5% 11/15/42	4,500,000	4,911,975
Series 2013:
5% 10/1/25	1,255,000	1,447,831
5% 8/15/30	4,105,000	4,508,645
Series 2014 H1:
5% 10/1/22	1,000,000	1,118,150
5% 10/1/25	2,250,000	2,578,703
5% 10/1/39	8,600,000	9,321,798
Series 2014:
5% 6/1/25	1,000,000	1,156,330
5% 6/1/26	700,000	804,860
5% 6/1/27	700,000	801,332
Series 2015 C:
5% 7/1/26	570,000	636,314
5% 7/1/27	1,215,000	1,347,848
5% 7/1/28	1,500,000	1,657,050
5% 7/1/35	1,000,000	1,071,380
Series 2015 D1:
5% 7/1/34	1,250,000	1,370,313
5% 7/1/35	500,000	545,840
Series 2015:
5% 11/15/26	2,250,000	2,603,925
5% 11/15/27	3,500,000	4,028,080
5% 11/15/28	1,835,000	2,101,626
Series 2016 A, 5% 11/1/44	6,190,000	6,617,481
Series 2016:
5% 1/1/29	1,000,000	1,142,160
5% 1/1/30	1,000,000	1,133,790
5% 1/1/31	1,100,000	1,241,691
5% 1/1/32	1,895,000	2,125,015
5% 1/1/33	1,915,000	2,138,021
5% 1/1/34	1,385,000	1,539,524
5% 11/15/41	5,700,000	6,083,781
5.25% 12/1/41	4,000,000	4,605,200
5% 12/1/27	1,090,000	1,209,769
5% 12/1/27 (Pre-Refunded to 12/1/20 @ 100)	10,000	11,230
Michigan Hosp. Fin. Auth. Rev.:
(Henry Ford Health Sys. Proj.) Series 2009, 5.25% 11/15/24 (Pre-Refunded to 11/15/19 @ 100)	3,000,000	3,302,310
(McLaren Health Care Corp. Proj.):
Series 2008 A, 5.75% 5/15/38 (Pre-Refunded to 5/15/18 @ 100)	6,890,000	7,315,733
Series 2012 A, 5% 6/1/24	2,765,000	3,134,846
(MidMichigan Obligated Group Proj.) Series 2009 A, 6.125% 6/1/39 (Pre-Refunded to 6/1/19 @ 100)	3,740,000	4,148,071
(Oakwood Hosp. Proj.) Series 2007, 5% 7/15/17	1,000,000	1,019,980
(Sparrow Hosp. Obligated Group Proj.) Series 2007, 5% 11/15/17	535,000	552,639
Bonds:
Series 2010 F3, 1.4%, tender 6/29/18 (b)	6,200,000	6,213,640
Series 2010 F4, 1.95%, tender 4/1/20 (b)	5,500,000	5,489,660
Series 2008 A1, 6.5% 12/1/33 (Pre-Refunded to 12/1/18 @ 100)	3,965,000	4,348,614
Series 2016:
5% 11/15/46	3,500,000	3,900,470
5% 11/15/47	18,000,000	20,043,881
5% 11/15/18	500,000	516,355
5% 11/15/18 (Pre-Refunded to 11/15/17 @ 100)	1,225,000	1,266,675
5% 11/15/19	290,000	298,926
5% 11/15/19 (Pre-Refunded to 11/15/17 @ 100)	710,000	734,154
5% 11/15/20	575,000	592,699
5% 11/15/20 (Pre-Refunded to 11/15/17 @ 100)	1,425,000	1,473,479
5% 11/15/31	1,450,000	1,490,832
5% 11/15/31 (Pre-Refunded to 11/15/17 @ 100)	3,550,000	3,670,771
6.5% 12/1/33 (Pre-Refunded to 12/1/18 @ 100)	870,000	954,173
6.5% 12/1/33 (Pre-Refunded to 12/1/18 @ 100)	165,000	179,556
Michigan Muni. Bond Auth. Rev. Series 2005, 5% 10/1/23 (Pre-Refunded to 10/1/19 @ 100)	385,000	420,366
Michigan State Univ. Revs. Series 2013 A, 5% 8/15/41	1,125,000	1,239,131
Michigan Strategic Fund Ltd. Oblig. Rev. (Cadillac Place Office Bldg. Proj.) Series 2011, 5.25% 10/15/26	3,585,000	4,015,953
Michigan Trunk Line Fund Rev. Series 2011, 5% 11/15/36	2,000,000	2,180,560
Northview Pub. Schools District Series 2008, 5% 5/1/21 (FSA Insured)	1,070,000	1,118,246
Oakland Univ. Rev.:
Series 2012:
5% 3/1/24	1,170,000	1,309,429
5% 3/1/25	1,225,000	1,370,346
5% 3/1/26	1,290,000	1,442,401
5% 3/1/37	4,000,000	4,284,520
Series 2013 A:
5% 3/1/25	995,000	1,123,345
5% 3/1/26	1,620,000	1,824,088
5% 3/1/27	815,000	917,177
5% 3/1/38	2,900,000	3,120,574
Series 2014:
5% 3/1/28	335,000	378,764
5% 3/1/29	525,000	589,990
5% 3/1/39	3,000,000	3,252,900
Series 2016:
5% 3/1/41	3,000,000	3,327,450
5% 3/1/47	5,000,000	5,508,850
Olivet Cmnty. School District (School Bldg. & Site Proj.) Series 2008:
5.25% 5/1/23 (FSA Insured)	1,010,000	1,061,561
5.25% 5/1/27 (FSA Insured)	1,135,000	1,186,972
Plainwell Cmnty. School District (School Bldg. & Site Proj.) Series 2008:
5% 5/1/23 (Assured Guaranty Corp. Insured)	1,885,000	1,968,732
5% 5/1/28 (Assured Guaranty Corp. Insured)	1,000,000	1,042,670
Portage Pub. Schools Series 2016:
5% 11/1/32	2,500,000	2,847,150
5% 11/1/34	1,250,000	1,412,850
5% 11/1/35	1,300,000	1,462,708
5% 11/1/39	755,000	843,109
Ravenna Pub. Schools Gen. Oblig. (2008 School Bldg. and Site Proj.) Series 2008:
5% 5/1/31 (FSA Insured)	2,080,000	2,159,851
5% 5/1/38 (FSA Insured)	1,000,000	1,034,400
Rochester Cmnty. School District:
4% 5/1/19	1,375,000	1,448,618
5% 5/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,475,000	1,566,465
5% 5/1/29	1,625,000	1,886,089
5% 5/1/30	1,700,000	1,959,692
5% 5/1/31	1,500,000	1,721,295
Roseville Cmnty. Schools:
Series 2014:
5% 5/1/24	780,000	902,928
5% 5/1/25	1,000,000	1,167,930
5% 5/1/26	1,385,000	1,599,744
5% 5/1/24	570,000	659,832
5% 5/1/25	1,640,000	1,915,405
5% 5/1/26	1,715,000	1,980,911
5% 5/1/27	1,795,000	2,061,863
5% 5/1/28	1,885,000	2,150,314
Royal Oak Hosp. Fin. Auth. Hosp. Rev.:
(William Beaumont Hosp. Proj.) Series 2009 V:
8% 9/1/29 (Pre-Refunded to 9/1/18 @ 100)	1,945,000	2,158,036
8.25% 9/1/39 (Pre-Refunded to 9/1/18 @ 100)	3,425,000	3,814,114
Series 2014 D:
5% 9/1/26	1,000,000	1,125,150
5% 9/1/27	1,175,000	1,313,239
5% 9/1/28	1,870,000	2,078,617
Saginaw Hosp. Fin. Auth. Hosp. Rev. (Covenant Med. Ctr., Inc.) Series 2010 H, 5% 7/1/30	5,000,000	5,394,300
Saint Clair County Gen. Oblig. 5% 4/1/26	1,495,000	1,683,654
South Haven Gen. Oblig. Series 2009, 5.125% 12/1/33 (Assured Guaranty Corp. Insured)	1,000,000	1,091,910
South Lyon Cmnty. Schools Series 2016:
5% 5/1/23	1,575,000	1,805,864
5% 5/1/24	3,200,000	3,704,320
5% 5/1/25	2,355,000	2,744,753
Univ. of Michigan Rev. Series 2015, 5% 4/1/46	5,000,000	5,749,200
Warren Consolidated School District Series 2016:
5% 5/1/23	810,000	920,103
5% 5/1/33	5,410,000	6,036,803
5% 5/1/34	5,630,000	6,253,917
Wayne County Arpt. Auth. Rev.:
(Detroit Metropolitan Wayne County Arpt. Proj.) Series 2012 A:
5% 12/1/24	2,875,000	3,192,199
5% 12/1/25	5,120,000	5,690,778
Series 2011 A, 5% 12/1/21 (a)	5,000,000	5,476,800
Series 2012 A:
5% 12/1/22	2,220,000	2,500,830
5% 12/1/23	2,300,000	2,555,093
Series 2014 C:
5% 12/1/29 (a)	720,000	789,314
5% 12/1/31 (a)	860,000	933,539
5% 12/1/34 (a)	1,655,000	1,775,434
Series 2015 D, 5% 12/1/40 (FSA Insured)	8,165,000	8,944,349
Series 2015 F, 5% 12/1/27 (a)	4,810,000	5,361,707
Series 2015 G:
5% 12/1/35	5,435,000	6,001,436
5% 12/1/36	5,760,000	6,346,483
West Ottawa Pub. School District:
Series 2012 A:
5% 5/1/25	4,310,000	4,767,334
5% 5/1/26	2,000,000	2,207,880
Series 2014 1:
5% 5/1/30	725,000	817,119
5% 5/1/32	500,000	559,700
5% 5/1/34	900,000	999,378
5% 5/1/35	250,000	276,405
Western Michigan Univ. Rev.:
Series 2014:
5% 11/15/17	45,000	46,515
5% 11/15/25	320,000	371,315
5% 11/15/26	400,000	461,388
5% 11/15/28	650,000	745,804
5% 11/15/29	750,000	849,833
5% 11/15/30	855,000	963,081
5% 11/15/31	700,000	783,839
Series 2015 A:
5% 11/15/26	1,000,000	1,158,110
5% 11/15/28	2,505,000	2,859,057
Woodhaven-Brownstown School District County of Wayne:
5% 5/1/36	2,835,000	3,163,463
5% 5/1/38	5,670,000	6,303,112
Ypsilanti School District Series A:
5% 5/1/29	1,305,000	1,469,456
5% 5/1/30	1,550,000	1,730,885
5% 5/1/32	1,750,000	1,936,638
Zeeland Pub. Schools:
5% 5/1/27 (FSA Insured)	1,000,000	1,136,030
5% 5/1/28 (FSA Insured)	500,000	565,280
5% 5/1/29 (FSA Insured)	1,000,000	1,124,340
5% 5/1/30 (FSA Insured)	1,000,000	1,118,160

TOTAL MICHIGAN		629,561,226

TOTAL MUNICIPAL BONDS
(Cost $627,179,174)		634,733,709

Municipal Notes - 1.1%
Michigan - 1.1%
JPMorgan Chase Participating VRDN Series Putters 5010, 0.77% 1/3/17 (Liquidity Facility JPMorgan Chase Bank) (b)(c)	1,000,000	$1,000,000
Karegnondi Wtr. Auth. Participating VRDN Series Putters 5009, 0.77% 1/3/17 (Liquidity Facility JPMorgan Chase Bank) (b)(c)	5,000,000	5,000,000
Michigan Strategic Fund Ltd. Oblig. Rev. (Henry Ford Museum & Greenfield Village Proj.) Series 2002, 0.79% 1/3/17, LOC Comerica Bank, VRDN (b)	1,400,000	1,400,000

TOTAL MICHIGAN		7,400,000

TOTAL MUNICIPAL NOTES
(Cost $7,400,000)		7,400,000
TOTAL INVESTMENT PORTFOLIO - 98.5%
(Cost $634,579,174)		642,133,709
NET OTHER ASSETS (LIABILITIES) - 1.5%		9,501,218
NET ASSETS - 100%		$651,634,927

Security Type Abbreviations

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Provides evidence of ownership in one or more underlying municipal bonds.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

General Obligations	33.7%
Health Care	22.1%
Escrowed/Pre-Refunded	11.6%
Education	7.8%
Transportation	7.8%
Water & Sewer	5.4%
Others* (Individually Less Than 5%)	11.6%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Fidelity® Michigan Municipal Income Fund

Financial Statements

Statement of Assets and Liabilities

		December 31, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $634,579,174)		$642,133,709
Cash		5,111,427
Receivable for fund shares sold		281,108
Interest receivable		5,992,827
Prepaid expenses		1,325
Other receivables		1,889
Total assets		653,522,285
Liabilities
Payable for fund shares redeemed	$1,038,154
Distributions payable	538,095
Accrued management fee	198,695
Other affiliated payables	65,369
Other payables and accrued expenses	47,045
Total liabilities		1,887,358
Net Assets		$651,634,927
Net Assets consist of:
Paid in capital		$644,557,109
Undistributed net investment income		185,571
Accumulated undistributed net realized gain (loss) on investments		(662,288)
Net unrealized appreciation (depreciation) on investments		7,554,535
Net Assets, for 54,563,679 shares outstanding		$651,634,927
Net Asset Value, offering price and redemption price per share ($651,634,927 ÷ 54,563,679 shares)		$11.94

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2016
Investment Income
Interest		$23,002,828
Expenses
Management fee	$2,499,491
Transfer agent fees	608,334
Accounting fees and expenses	159,733
Custodian fees and expenses	5,543
Independent trustees' fees and expenses	3,099
Registration fees	28,856
Audit	57,146
Legal	5,258
Miscellaneous	3,413
Total expenses before reductions	3,370,873
Expense reductions	(8,067)	3,362,806
Net investment income (loss)		19,640,022
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		4,276,556
Total net realized gain (loss)		4,276,556
Change in net unrealized appreciation (depreciation) on investment securities		(26,972,213)
Net gain (loss)		(22,695,657)
Net increase (decrease) in net assets resulting from operations		$(3,055,635)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2016	Year ended December 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$19,640,022	$18,652,068
Net realized gain (loss)	4,276,556	196,475
Change in net unrealized appreciation (depreciation)	(26,972,213)	2,430,258
Net increase (decrease) in net assets resulting from operations	(3,055,635)	21,278,801
Distributions to shareholders from net investment income	(19,608,060)	(18,621,343)
Distributions to shareholders from net realized gain	(4,300,072)	–
Total distributions	(23,908,132)	(18,621,343)
Share transactions
Proceeds from sales of shares	161,615,926	107,376,253
Reinvestment of distributions	15,953,121	12,034,426
Cost of shares redeemed	(133,182,519)	(57,660,123)
Net increase (decrease) in net assets resulting from share transactions	44,386,528	61,750,556
Redemption fees	6,546	1,745
Total increase (decrease) in net assets	17,429,307	64,409,759
Net Assets
Beginning of period	634,205,620	569,795,861
End of period	$651,634,927	$634,205,620
Other Information
Undistributed net investment income end of period	$185,571	$170,177
Shares
Sold	12,945,542	8,719,799
Issued in reinvestment of distributions	1,293,440	977,711
Redeemed	(10,893,149)	(4,695,016)
Net increase (decrease)	3,345,833	5,002,494

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Michigan Municipal Income Fund

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$12.38	$12.33	$11.70	$12.54	$12.24
Income from Investment Operations
Net investment income (loss)A	.352	.387	.422	.437	.445
Net realized and unrealized gain (loss)	(.364)	.050	.642	(.777)	.303
Total from investment operations	(.012)	.437	1.064	(.340)	.748
Distributions from net investment income	(.353)	(.387)	(.421)	(.436)	(.444)
Distributions from net realized gain	(.075)	–	(.013)	(.064)	(.004)
Total distributions	(.428)	(.387)	(.434)	(.500)	(.448)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$11.94	$12.38	$12.33	$11.70	$12.54
Total ReturnC	(.16)%	3.61%	9.23%	(2.75)%	6.19%
Ratios to Average Net AssetsD
Expenses before reductions	.49%	.49%	.48%	.48%	.49%
Expenses net of fee waivers, if any	.49%	.49%	.48%	.48%	.49%
Expenses net of all reductions	.48%	.49%	.48%	.48%	.48%
Net investment income (loss)	2.83%	3.15%	3.49%	3.59%	3.57%
Supplemental Data
Net assets, end of period (000 omitted)	$651,635	$634,206	$569,796	$528,289	$693,682
Portfolio turnover rate	25%	11%	12%	8%	10%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Michigan Municipal Money Market Fund

Investment Summary/Performance (Unaudited)

Effective Maturity Diversification

Days	% of fund's investments 12/31/16	% of fund's investments 6/30/16	% of fund's investments 12/31/15
1 - 7	76.5	78.5	76.0
8 - 30	0.6	1.6	5.6
31 - 60	5.8	1.0	4.4
61 - 90	2.4	4.1	1.9
91 - 180	2.4	4.0	1.5
> 180	12.3	10.8	10.6

Effective maturity is determined in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940.

Asset Allocation (% of fund's net assets)

As of December 31, 2016
Variable Rate Demand Notes (VRDNs)	49.5%
Tender Option Bond	15.6%
Other Municipal Security	24.3%
Investment Companies	9.4%
Net Other Assets (Liabilities)	1.2%

As of June 30, 2016
Variable Rate Demand Notes (VRDNs)	61.8%
Tender Option Bond	7.5%
Other Municipal Security	24.3%
Investment Companies	6.6%
Net Other Assets (Liabilities)*	(0.2)%

 * Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

Current And Historical 7-Day Yields

	12/31/16	9/30/16	6/30/16	3/31/16	12/31/15
Fidelity® Michigan Municipal Money Market Fund	0.26%	0.31%	0.01%	0.01%	0.01%

Yield refers to the income paid by the Fund over a given period. Yields for money market funds are usually for seven-day periods, as they are here, though they are expressed as annual percentage rates. Past performance is no guarantee of future results. Yield will vary and it's possible to lose money investing in the Fund.

Fidelity® Michigan Municipal Money Market Fund

Investments December 31, 2016

Showing Percentage of Net Assets

Variable Rate Demand Note - 49.5%
	Principal Amount	Value
Alabama - 0.1%
Decatur Indl. Dev. Board Exempt Facilities Rev. (Nucor Steel Decatur LLC Proj.) Series 2003 A, 1% 1/6/17, VRDN (a)(b)	$600,000	$600,000
Arkansas - 0.5%
Blytheville Indl. Dev. Rev. (Nucor Corp. Proj.) Series 2002, 1% 1/6/17, VRDN (a)(b)	200,000	200,000
Osceola Solid Waste Disp. Rev. (Plum Point Energy Associates, LLC Proj.) Series 2006, 0.93% 1/6/17, LOC Royal Bank of Scotland PLC, VRDN (a)(b)	2,600,000	2,600,000
		2,800,000
Delaware - 0.1%
Delaware Econ. Dev. Auth. Rev. (Delmarva Pwr. & Lt. Co. Proj.):
Series 1988, 0.96% 1/3/17, VRDN (a)(b)	300,000	300,000
Series 1993 C, 0.95% 1/6/17, VRDN (b)	200,000	200,000
Series 1994, 0.96% 1/3/17, VRDN (a)(b)	200,000	200,000
		700,000
Georgia - 0.4%
Bartow County Dev. Auth. Poll. Cont. Rev. (Georgia Pwr. Co. Plant Bowen Proj.) First Series 2009, 0.77% 1/6/17, VRDN (b)(c)	2,300,000	2,300,000
Iowa - 0.1%
Iowa Fin. Auth. Solid Disp. Waste Rev. (MidAmerican Energy Proj.) Series 2008 A, 0.8% 1/6/17, VRDN (a)(b)	500,000	500,000
Kentucky - 0.3%
Trimble County Poll. Cont. Rev. (Louisville Gas and Elec. Co. Proj.) Series 2016 A, 0.83% 1/6/17, VRDN (a)(b)	1,400,000	1,400,000
Michigan - 47.3%
Central Michigan Univ. Rev. Series 2008 A, 0.71% 1/6/17, LOC JPMorgan Chase Bank, VRDN (b)	13,640,000	13,640,000
Grand Traverse County Hosp. Series 2011 B, 0.74% 1/6/17, LOC JPMorgan Chase Bank, VRDN (b)	19,825,000	19,825,000
Grand Valley Michigan State Univ. Rev. Series 2008 B:
0.71% 1/6/17, LOC U.S. Bank NA, Cincinnati, VRDN (b)	1,955,000	1,955,000
0.71% 1/6/17, LOC U.S. Bank NA, Cincinnati, VRDN (b)(c)	25,940,000	25,940,000
Kent Hosp. Fin. Auth. Hosp. Facilities Rev.:
(Metropolitan Hosp. Proj.) Series 2012, 0.74% 1/6/17, LOC Bank of America NA, VRDN (b)	6,230,000	6,230,000
(Spectrum Health Sys. Proj.) Series 2008 C, 0.74% 1/6/17, LOC Bank of New York, New York, VRDN (b)(c)	100,000	100,000
Livonia Econ. Dev. Corp. (Madonna Univ. Proj.) Series 2009, 0.74% 1/6/17, LOC Fed. Home Ln. Bank Chicago, VRDN (b)	21,665,000	21,665,000
Michigan Bldg. Auth. Rev.:
Series 2007 1, 0.73% 1/6/17, LOC Citibank NA, VRDN (b)	15,370,000	15,370,000
Series 2011 B, 0.73% 1/6/17, LOC Citibank NA, VRDN (b)	6,895,000	6,895,000
Michigan Fin. Auth. Rev.:
(Healthcare Equip. Ln. Prog.) Series 2015 C, 0.81% 1/6/17, LOC Fifth Third Bank, Cincinnati, VRDN (b)	1,500,000	1,500,000
(Hosp. Proj.) Series 2016 E2, 0.72% 1/6/17, VRDN (b)(c)	8,600,000	8,600,000
Series 22 A, 0.73% 1/6/17, LOC State Street Bank & Trust Co., Boston, VRDN (a)(b)(c)	51,880,000	51,880,000
Michigan Hosp. Fin. Auth. Rev. (Trinity Health Sys. Proj.) Series 2005 E, 0.72% 1/6/17, VRDN (b)	2,855,000	2,855,000
Michigan Hsg. Dev. Auth. Ltd.:
(Sand Creek Apts., Phase I Proj.) Series 2007 A, 0.76% 1/6/17, LOC Citibank NA, VRDN (a)(b)	3,555,000	3,555,000
(Sand Creek II Apts. Proj.) Series 2007 A, 0.76% 1/6/17, LOC Citibank NA, VRDN (a)(b)	5,285,000	5,285,000
(Teal Run I Apts. Proj.) Series 2007 A, 0.76% 1/6/17, LOC Citibank NA, VRDN (a)(b)	6,110,000	6,110,000
Michigan Hsg. Dev. Auth. Multi-family Hsg. Rev. (Hunt Club Apts. Proj.) 0.75% 1/6/17, LOC Fannie Mae, VRDN (a)(b)	5,765,000	5,765,000
Michigan Hsg. Dev. Ltd. Oblig. Rev. (JAS Non-Profit Hsg. Corp. VI Proj.) Series 2000, 0.73% 1/6/17, LOC JPMorgan Chase Bank, VRDN (b)	9,200,000	9,200,000
Michigan State Univ. Revs. Series 2000 A, 0.72% 1/6/17 (Liquidity Facility Northern Trust Co.), VRDN (b)(c)	20,285,000	20,285,000
Michigan Strategic Fund Indl. Dev. Rev. (Lapeer Industries, Inc. Proj.) Series 2007, 0.9% 1/6/17, LOC Bank of America NA, VRDN (a)(b)	1,860,000	1,860,000
Michigan Strategic Fund Ltd. Oblig. Rev.:
(Consumers Energy Co. Proj.):
0.74% 1/6/17, LOC JPMorgan Chase Bank, VRDN (b)	17,800,000	17,800,000
0.77% 1/6/17, LOC JPMorgan Chase Bank, VRDN (a)(b)	1,900,000	1,900,000
(Henry Ford Museum & Greenfield Village Proj.) Series 2002, 0.79% 1/3/17, LOC Comerica Bank, VRDN (b)	2,300,000	2,300,000
(The Kroger Co. Recovery Zone Facilities Bond Proj.) Series 2010, 0.78% 1/6/17, LOC Bank of Tokyo-Mitsubishi UFJ Ltd., VRDN (b)	19,000,000	19,000,000
Oakland County Econ. Dev. Corp. Ltd. Oblig. Rev. (Osmic, Inc. Proj.) Series 2001 A, 0.79% 1/6/17, LOC JPMorgan Chase Bank, VRDN (a)(b)	2,300,000	2,300,000
		271,815,000
Nebraska - 0.1%
Stanton County Indl. Dev. Rev. (Nucor Corp. Proj.) Series 1996, 1% 1/6/17, VRDN (a)(b)	600,000	600,000
Texas - 0.2%
Port Arthur Navigation District Envir. Facilities Rev. (Motiva Enterprises LLC Proj.):
Series 2004, 0.92% 1/6/17, VRDN (a)(b)	400,000	400,000
Series 2010 D, 0.85% 1/3/17, VRDN (b)	725,000	725,000
		1,125,000
Virginia - 0.3%
Newport News Indl. Dev. Auth. (CNU Warwick LLC Student Apts. Proj.) 0.83% 1/6/17, LOC Bank of America NA, VRDN (b)	1,555,000	1,555,000
West Virginia - 0.1%
West Virginia Econ. Dev. Auth. Solid Waste Disp. Facilities Rev. (Appalachian Pwr. Co. - Amos Proj.) Series 2008 B, 1% 1/6/17, VRDN (a)(b)	800,000	800,000
TOTAL VARIABLE RATE DEMAND NOTE
(Cost $284,195,000)		284,195,000

Tender Option Bond - 15.6%
California - 0.2%
California Health Facilities Fing. Auth. Participating VRDN Series 16 XG 00 49, 0.87% 1/6/17 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(d)	1,100,000	1,100,000
Colorado - 0.0%
Colorado Health Facilities Auth. Rev. Participating VRDN Series Floaters XF 22 41, 0.92% 1/6/17 (Liquidity Facility Citibank NA) (b)(d)	200,000	200,000
Michigan - 15.2%
JPMorgan Chase Participating VRDN:
Series Putters 5009, 0.77% 1/3/17 (Liquidity Facility JPMorgan Chase Bank) (b)(d)	10,000,000	10,000,000
Series Putters 5010, 0.77% 1/3/17 (Liquidity Facility JPMorgan Chase Bank) (b)(d)	2,000,000	2,000,000
Michigan Bldg. Auth. Rev. Participating VRDN:
Series Floaters XM 03 92, 0.75% 1/6/17 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(d)	3,600,000	3,600,000
Series Floaters XM 04 65, 0.75% 1/6/17 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(d)	5,800,000	5,800,000
Michigan Fin. Auth. Rev. Participating VRDN:
Series 15 XF0126, 0.75% 1/6/17 (Liquidity Facility JPMorgan Chase Bank) (b)(d)	10,000,000	10,000,000
Series 16 XM0223, 0.76% 1/6/17 (Liquidity Facility Citibank NA) (b)(d)	7,010,000	7,010,000
Series 16 ZM0166, 0.75% 1/6/17 (Liquidity Facility Royal Bank of Canada) (b)(d)	8,500,000	8,500,000
Series RBC 2016 XM0132, 0.75% 1/6/17 (Liquidity Facility Royal Bank of Canada) (b)(d)	13,165,000	13,165,000
Series RBC 2016 ZM0131, 0.75% 1/6/17 (Liquidity Facility Royal Bank of Canada) (b)(d)	3,335,000	3,335,000
Michigan Hosp. Fin. Auth. Rev. Participating VRDN Series Floaters XM 04 08, 0.75% 1/6/17 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(d)	4,475,000	4,475,000
Michigan State Univ. Revs. Bonds Series WF 11 33 C, 0.92%, tender 3/9/17 (Liquidity Facility Wells Fargo Bank NA) (b)(d)(e)	7,610,000	7,610,000
Univ. of Michigan Rev. Participating VRDN:
Series 15 XF2199, 0.75% 1/6/17 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(d)	6,190,000	6,190,000
Series 15 XF2205, 0.76% 1/6/17 (Liquidity Facility Citibank NA) (b)(d)	5,300,000	5,300,000
		86,985,000
Nebraska - 0.1%
Omaha Pub. Pwr. District Elec. Rev. Participating VRDN Series 16 XF1053, 0.9% 1/6/17 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(d)	300,000	300,000
New Jersey - 0.0%
New Jersey St. Trans. Trust Fund Auth. Participating VRDN Series Floaters 16 XF1059, 0.91% 1/6/17 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(d)	200,000	200,000
South Carolina - 0.1%
South Carolina St. Pub. Svc. Auth. Rev. Participating VRDN Series XG 0046, 0.81% 1/6/17 (Liquidity Facility Toronto-Dominion Bank) (b)(d)	700,000	700,000
TOTAL TENDER OPTION BOND
(Cost $89,485,000)		89,485,000

Other Municipal Security - 24.3%
Georgia - 1.3%
Main Street Natural Gas, Inc. Georgia Gas Proj. Rev. Bonds:
Series 2010 A1, 0.83%, tender 4/3/17 (Liquidity Facility Royal Bank of Canada) (b)	2,500,000	2,500,000
Series 2010 A2, 0.83%, tender 4/3/17 (Liquidity Facility Royal Bank of Canada) (b)	4,960,000	4,960,000
		7,460,000
Kentucky - 0.0%
Jefferson County Poll. Cont. Rev. Bonds Series 01A, 0.85% tender 1/23/17, CP mode	300,000	300,000
Massachusetts - 0.3%
Massachusetts Indl. Fin. Agcy. Poll. Cont. Rev. Bonds (New England Pwr. Co. Proj.):
Series 1992:
0.9% tender 1/25/17, CP mode	100,000	100,000
0.9% tender 2/2/17, CP mode	400,000	400,000
Series 1993 A, 0.9% tender 1/25/17, CP mode	800,000	800,000
Series 93B, 0.8% tender 1/4/17, CP mode	500,000	500,000
		1,800,000
Michigan - 21.9%
Ingham, Eaton and Clinton Counties Lansing School District Bonds Series 2016 I, 3% 5/1/17	3,000,000	3,021,976
Kent Hosp. Fin. Auth. Hosp. Facilities Rev. Bonds (Spectrum Health Sys. Proj.) Series 2015 A, 0.97%, tender 7/28/17 (b)	27,915,000	27,915,000
Michigan Bldg. Auth. Rev. Series 7, 0.77% 2/23/17, LOC State Street Bank & Trust Co., Boston, LOC U.S. Bank NA, Cincinnati, CP	5,800,000	5,800,000
Michigan Fin. Auth. Rev. Bonds:
Series 2010 A, 4% 12/1/17	500,000	513,156
Series 2012 A, 5% 7/1/17	9,230,000	9,418,226
Series 2013 M1, 0.75%, tender 3/1/17 (b)	9,000,000	9,000,000
Michigan Gen. Oblig. Bonds (Envir. Prog.):
Series 2008 A, 5% 5/1/17	5,700,000	5,777,838
Series 2012, 5% 11/1/17	5,700,000	5,894,124
Michigan Hosp. Fin. Auth. Rev. Bonds:
(Ascension Health Cr. Group Proj.) 1.5%, tender 3/15/17 (b)	5,800,000	5,807,202
Series 2010 F2, 1.5%, tender 3/1/17 (b)	8,960,000	8,969,370
Michigan Trunk Line Fund Rev. Bonds:
Series 2005, 5.25% 11/1/17	8,050,000	8,333,821
Series 2014, 5% 11/15/17	3,830,000	3,964,482
Series A, 5.5% 11/1/17	1,320,000	1,369,968
Rochester Cmnty. School District Bonds 4% 5/1/17 (Michigan Gen. Oblig. Guaranteed)	4,560,000	4,609,589
Univ. of Michigan Rev.:
Series K1:
0.6% 1/4/17, CP	6,000,000	6,000,000
0.72% 2/2/17, CP	6,800,000	6,800,000
Series K2:
0.75% 7/17/17, CP	6,500,000	6,500,000
0.75% 9/1/17, CP	5,900,000	5,900,000
		125,594,752
New Hampshire - 0.6%
New Hampshire Bus. Fin. Auth. Poll. Cont. Rev. Bonds:
(New England Pwr. Co. Proj.) Series 90B, 0.85% tender 1/19/17, CP mode	600,000	600,000
Series 1990 A:
0.95% tender 1/24/17, CP mode (a)	1,100,000	1,100,000
0.95% tender 2/2/17, CP mode (a)	400,000	400,000
Series A1:
0.95% tender 1/30/17, CP mode (a)	100,000	100,000
0.97% tender 1/31/17, CP mode (a)	1,000,000	1,000,000
		3,200,000
Virginia - 0.1%
Halifax County Indl. Dev. Auth. Poll. Cont. Rev. Bonds Series 2016, 0.98% tender 1/25/17, CP mode (a)	600,000	600,000
West Virginia - 0.1%
Grant County Cmnty. Solid Waste Disp. Rev. Bonds Series 96, 0.96% tender 2/2/17, CP mode (a)	500,000	500,000
TOTAL OTHER MUNICIPAL SECURITY
(Cost $139,454,752)		139,454,752
	Shares	Value

Investment Company - 9.4%
Fidelity Municipal Cash Central Fund, 0.79% (f)(g)
(Cost $54,132,480)	54,132,480	54,132,480
TOTAL INVESTMENT PORTFOLIO - 98.8%
(Cost $567,267,232)		567,267,232
NET OTHER ASSETS (LIABILITIES) - 1.2%		7,101,628
NET ASSETS - 100%		$574,368,860

Security Type Abbreviations

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

CP – COMMERCIAL PAPER

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) A portion of the security sold on a delayed delivery basis.

 (d) Provides evidence of ownership in one or more underlying municipal bonds.

 (e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $7,610,000 or 1.3% of net assets.

 (f) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

 (g) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Cost
Michigan State Univ. Revs. Bonds Series WF 11 33 C, 0.92%, tender 3/9/17 (Liquidity Facility Wells Fargo Bank NA)	9/24/14	$7,610,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Municipal Cash Central Fund	$301,936
Total	$301,936

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Michigan Municipal Money Market Fund

Financial Statements

Statement of Assets and Liabilities

		December 31, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $513,134,752)	$513,134,752
Fidelity Central Funds (cost $54,132,480)	54,132,480
Total Investments (cost $567,267,232)		$567,267,232
Cash		39,588
Receivable for securities sold on a delayed delivery basis		6,000,000
Receivable for fund shares sold		912,927
Interest receivable		927,367
Distributions receivable from Fidelity Central Funds		31,130
Prepaid expenses		1,400
Receivable from investment adviser for expense reductions		1,068
Other receivables		4,754
Total assets		575,185,466
Liabilities
Payable for fund shares redeemed	$533,368
Distributions payable	2,615
Accrued management fee	173,799
Transfer agent fee payable	64,849
Other affiliated payables	7,163
Other payables and accrued expenses	34,812
Total liabilities		816,606
Net Assets		$574,368,860
Net Assets consist of:
Paid in capital		$574,370,970
Distributions in excess of net investment income		(2,110)
Net Assets, for 573,704,552 shares outstanding		$574,368,860
Net Asset Value, offering price and redemption price per share ($574,368,860 ÷ 573,704,552 shares)		$1.00

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2016
Investment Income
Interest		$2,880,683
Income from Fidelity Central Funds		301,936
Total income		3,182,619
Expenses
Management fee	$2,753,423
Transfer agent fees	1,030,866
Accounting fees and expenses	98,595
Custodian fees and expenses	5,644
Independent trustees' fees and expenses	3,607
Registration fees	28,341
Audit	39,497
Legal	5,961
Miscellaneous	22,442
Total expenses before reductions	3,988,376
Expense reductions	(1,292,034)	2,696,342
Net investment income (loss)		486,277
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(8,256)
Fidelity Central Funds	480
Capital gain distributions from Fidelity Central Funds	21,736
Total net realized gain (loss)		13,960
Net increase in net assets resulting from operations		$500,237

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2016	Year ended December 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$486,277	$100,228
Net realized gain (loss)	13,960	3,904
Net increase in net assets resulting from operations	500,237	104,132
Distributions to shareholders from net investment income	(486,526)	(100,222)
Distributions to shareholders from net realized gain	(490,312)	–
Total distributions	(976,838)	(100,222)
Share transactions at net asset value of $1.00 per share
Proceeds from sales of shares	621,774,730	2,126,419,383
Reinvestment of distributions	948,313	95,842
Cost of shares redeemed	(1,041,614,524)	(2,177,007,905)
Net increase (decrease) in net assets and shares resulting from share transactions	(418,891,481)	(50,492,680)
Total increase (decrease) in net assets	(419,368,082)	(50,488,770)
Net Assets
Beginning of period	993,736,942	1,044,225,712
End of period	$574,368,860	$993,736,942
Other Information
Distributions in excess of net investment income end of period	$(2,110)	$(1,861)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Michigan Municipal Money Market Fund

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations
Net investment income (loss)	.001	–A	–A	–A	–A
Net realized and unrealized gain (loss)	.001	–A	–A	–A	–A
Total from investment operationsA	.002	–A	–A	–A	–A
Distributions from net investment income	(.001)	–A	–A	–A	–A
Distributions from net realized gain	(.001)	–	–	–A	–
Total distributions	(.002)	–A	–A	–A	–A
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total ReturnB	.16%	.01%	.01%	.02%	.01%
Ratios to Average Net AssetsC,D
Expenses before reductions	.52%	.53%	.53%	.54%	.55%
Expenses net of fee waivers, if any	.35%	.06%	.07%	.11%	.19%
Expenses net of all reductions	.35%	.06%	.07%	.11%	.19%
Net investment income (loss)	.06%	.01%	.01%	.01%	.01%
Supplemental Data
Net assets, end of period (000 omitted)	$574,369	$993,737	$1,044,226	$1,077,691	$985,600

 A Amount represents less than $.0005 per share.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed or waived or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements, waivers or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement and waivers but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2016

1. Organization.

Fidelity Michigan Municipal Income Fund (the Income Fund) is a fund of Fidelity Municipal Trust. Fidelity Michigan Municipal Money Market Fund (the Money Market Fund) is a fund of Fidelity Municipal Trust II. Each Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Municipal Trust and Fidelity Municipal Trust II (the Trusts) are organized as a Massachusetts business trust and a Delaware statutory trust, respectively. The Income Fund is a non-diversified fund. Each Fund is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. Effective January 1, 2016 shares of the Money Market Fund are only available for purchase by retail shareholders. Each Fund may be affected by economic and political developments in the state of Michigan.

2. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Income Fund's investments to the Fair Value Committee (the Committee) established by the Income Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Income attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Income Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Income Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

For the Income Fund, debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

For the Money Market Fund, as permitted by compliance with certain conditions under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates fair value. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity. Securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

For the Income Fund, changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and net asset value (NAV) include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day for the Income Fund and trades executed through the end of the current business day for the Money Market Fund. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. During the period, the Money Market Fund incurred a corporate tax liability on undistributed long-term capital gain which is included as Miscellaneous expense on the Statement of Operations. As of December 31, 2016, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Income Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to excise tax regulations.

The Funds purchase municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities
Fidelity Michigan Municipal Income Fund	$634,505,151	$17,386,255	$(9,757,697)	$7,628,558
Fidelity Michigan Municipal Money Market Fund	567,267,232	–	–	–

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed tax-exempt income	Undistributed ordinary income	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Michigan Municipal Income Fund	$22,870	$89,346	$7,628,558
Fidelity Michigan Municipal Money Market Fund	-	-	-

Certain of the Funds intend to elect to defer to the next fiscal year capital losses recognized during the period November 1, 2016 to December 31, 2016. Loss deferrals were as follows:

Capital losses
Fidelity Michigan Municipal Income Fund	$(662,288)

The tax character of distributions paid was as follows:

December 31, 2016
	Tax-Exempt Income	Ordinary Income	Long-term Capital Gains	Total
Fidelity Michigan Municipal Income Fund	$19,608,060	$114,669	$4,185,403	$23,908,132
Fidelity Michigan Municipal Money Market Fund	486,526	471,693	18,619	976,838

December 31, 2015
	Tax-Exempt Income	Total
Fidelity Michigan Municipal Income Fund	$18,621,343	$18,621,343
Fidelity Michigan Municipal Money Market Fund	100,222	100,222

Short-Term Trading (Redemption) Fees. Shares held by investors in the Income Fund less than 30 days may be subject to a redemption fee equal to .50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2016, the Board of Trustees approved the elimination of these redemption fees effective December 12, 2016.

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Certain Funds may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, for the Income Fund aggregated $210,987,092 and $166,833,187, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Fidelity Michigan Municipal Income Fund	.25%	.11%	.36%
Fidelity Michigan Municipal Money Market Fund	.25%	.11%	.36%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Funds. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Fidelity Michigan Municipal Income Fund	.09%
Fidelity Michigan Municipal Money Market Fund	.13%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. For the Income Fund, interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Income Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Fidelity Michigan Municipal Income Fund	$1,750

During the period, the Income Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser or its affiliates voluntarily agreed to waive certain fees for the Money Market Fund in order to maintain a minimum annualized yield of .01%. Such arrangements may be discontinued by the investment adviser at any time. For the period, the amount of the waiver was $1,283,111.

In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custody expense reduction
Fidelity Michigan Municipal Income Fund	$5,543
Fidelity Michigan Municipal Money Market Fund	3,830

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses as follows:

Amount
Fidelity Michigan Municipal Income Fund	$2,524
Fidelity Michigan Municipal Money Market Fund	5,093

8. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Municipal Trust and Fidelity Municipal Trust II and the Shareholders of Fidelity Michigan Municipal Income Fund and Fidelity Michigan Municipal Money Market Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Michigan Municipal Income Fund (a fund of Fidelity Municipal Trust) and Fidelity Michigan Municipal Money Market Fund (a fund of Fidelity Municipal Trust II) (the "Funds") as of December 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 16, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 243 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  The Operations Committee also worked and continues to work with FMR to enhance the stress tests required under SEC regulations for money market funds.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trusts or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Timothy Huyck (1964)

Year of Election or Appointment: 2015

Vice President of Fidelity's Money Market Funds

Mr. Huyck also serves as Vice President of other funds. Mr. Huyck serves as Chief Investment Officer of Fidelity's Money Market Funds (2015-present) and is an employee of Fidelity Investments (1990-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Christine J. Thompson (1958)

Year of Election or Appointment: 2015

Vice President of Fidelity's Bond Funds

Ms. Thompson also serves as Vice President of other funds. Ms. Thompson also serves as Chief Investment Officer of FMR's Bond Group (2010-present) and is an employee of Fidelity Investments (1985-present). Previously, Ms. Thompson served as Vice President of Fidelity's Bond Funds (2010-2012).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period-B July 1, 2016 to December 31, 2016
Fidelity Michigan Municipal Income Fund	.48%
Actual		$1,000.00	$958.40	$2.36
Hypothetical-C		$1,000.00	$1,022.72	$2.44
Fidelity Michigan Municipal Money Market Fund	.50%
Actual		$1,000.00	$1,001.50	$2.52
Hypothetical-C		$1,000.00	$1,022.62	$2.54

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended December 31, 2016, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Michigan Municipal Income Fund	$4,132,371
Fidelity Michigan Municipal Money Market Fund	$13,960

During fiscal year ended 2016, 100% of Fidelity Michigan Municipal Income Fund and Fidelity Michigan Municipal Money Market Fund's income dividends were free from federal income tax, and 2.48% of Fidelity Michigan Municipal Income Fund and 17.73% of Fidelity Michigan Municipal Money Market Fund's income dividends were subject to the federal alternative minimum tax.

The funds will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Michigan Municipal Income Fund / Fidelity Michigan Municipal Money Market Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2016 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance (for Fidelity Michigan Municipal Income Fund).  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in May 2016.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Investment Performance (for Fidelity Michigan Municipal Money Market Fund).  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a peer group of funds with similar objectives ("peer group").

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to the gross performance of appropriate peer groups, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the fund’s market value NAV over time and its resilience under various stressed conditions; and fund cash flows and other factors.

The Board recognizes that in interest rate environments where many competitors waive fees to maintain a minimum yield, relative money market fund performance on a net basis (after fees and expenses) may not be particularly meaningful due to miniscule performance differences among competitor funds. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and considered by the Board.

Fidelity Michigan Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015.

Fidelity Michigan Municipal Money Market Fund

The Board noted that the fund's management fee rate ranked equal to the median of its Total Mapped Group and above the median of its ASPG for 2015. The Board noted that there is a relatively small number of state-specific funds in the Lipper objective.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the funds. As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund's total expense ratio ranked below the competitive median for 2015. The Board considered that Fidelity has been voluntarily waiving part or all of the transfer agent fees and/or management fees to maintain a minimum yield for Fidelity Michigan Municipal Money Market Fund.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces; (x) the approach to considering "fall-out" benefits; and (xi) the impact of money market reform on Fidelity's money market funds, including with respect to costs and profitability. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Proxy Voting Results

A special meeting of Fidelity® Michigan Municipal Money Market Fund's shareholders was held on February 12, 2016. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.
	# of Votes	% of Votes
Elizabeth S. Acton
Affirmative	990,112,248.51	94.973
Withheld	52,412,467.62	5.027
TOTAL	1,042,524,716.13	100.000
John Engler
Affirmative	979,840,026.26	93.988
Withheld	62,684,689.87	6.012
TOTAL	1,042,524,716.13	100.000
Albert R. Gamper, Jr.
Affirmative	988,200,285.84	94.790
Withheld	54,324,430.29	5.210
TOTAL	1,042,524,716.13	100.000
Robert F. Gartland
Affirmative	990,287,516.81	94.990
Withheld	52,237,199.32	5.010
TOTAL	1,042,524,716.13	100.000
Abigail P. Johnson
Affirmative	986,818,518.63	94.657
Withheld	55,706,197.50	5.343
TOTAL	1,042,524,716.13	100.000
Arthur E. Johnson
Affirmative	988,490,870.48	94.818
Withheld	54,033,845.65	5.182
TOTAL	1,042,524,716.13	100.000
Michael E. Kenneally
Affirmative	990,615,595.60	95.021
Withheld	51,909,120.53	4.979
TOTAL	1,042,524,716.13	100.000
James H. Keyes
Affirmative	989,121,754.10	94.878
Withheld	53,402,962.03	5.122
TOTAL	1,042,524,716.13	100.000
Marie L. Knowles
Affirmative	987,633,370.10	94.735
Withheld	54,891,346.03	5.265
TOTAL	1,042,524,716.13	100.000
Geoffrey A. von Kuhn
Affirmative	987,164,185.38	94.690
Withheld	55,360,530.75	5.310
TOTAL	1,042,524,716.13	100.000
Proposal 1 reflects trust wide proposal and voting results.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

MIR-ANN-0217
1.540080.119

Item 2.

Code of Ethics

As of the end of the period, December 31, 2016, Fidelity Municipal Trust II (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Michigan Municipal Money Market Fund, Fidelity Ohio Municipal Money Market Fund and Fidelity Pennsylvania Municipal Money Market Fund (the “Funds”):

Services Billed by PwC

December 31, 2016 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Michigan Municipal Money Market Fund	$35,000	$-	$2,200	$1,600
Fidelity Ohio Municipal Money Market Fund	$35,000	$-	$2,200	$1,600
Fidelity Pennsylvania Municipal Money Market Fund	$35,000	$-	$2,200	$1,600

December 31, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Michigan Municipal Money Market Fund	$35,000	$-	$2,100	$1,800
Fidelity Ohio Municipal Money Market Fund	$35,000	$-	$2,100	$1,900
Fidelity Pennsylvania Municipal Money Market Fund	$35,000	$-	$2,100	$1,700

A Amounts may reflect rounding.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by PwC

	December 31, 2016A	December 31, 2015A
Audit-Related Fees	$6,240,000	$5,290,000
Tax Fees	$10,000	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	December 31, 2016 A	December 31, 2015 A
PwC	$8,225,000	$5,655,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Municipal Trust II

By:	/s/Stephanie J. Dorsey
Stephanie J. Dorsey
President and Treasurer

Date:	February 24, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stephanie J. Dorsey
Stephanie J. Dorsey
President and Treasurer

Date:	February 24, 2017

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	February 24, 2017